EXHIBIT 4.1

C L I F F O R D
C H A N C E
LIMITED LIABILITY PARTNERSHIP                                     CONFORMED COPY


                     SOUTH GYLE RECEIVABLES TRUSTEE LIMITED
                             As Receivables Trustee

                                       AND

                         THE ROYAL BANK OF SCOTLAND PLC
          As Transferor Beneficiary, Trust Cash Manager and Transferor

                                       AND

                                   RBS ADVANTA

                    As Transferor Beneficiary and Transferor

                                       AND

                    RBS CARDS SECURITISATION FUNDING LIMITED

                             As Investor Beneficiary


                         -------------------------------
                             RECEIVABLES TRUST DEED
                                       AND
                         TRUST CASH MANAGEMENT AGREEMENT

                               DATED 27 MARCH 2000

                             AS AMENDED AND RESTATED

                              ON 28 SEPTEMBER 2000
                         -------------------------------

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                                    CONTENTS
CLAUSE                                                                      PAGE

PART 1.........................................................................3

1.   Definitions...............................................................3

PART 2.........................................................................6

2.   Receivables Trust Deed....................................................6

3.   Rights Of Beneficiaries...................................................7

4.   Trust Certificates, Additional Beneficiaries And Tender Of
     Trust Certificates........................................................9

5.   Distributions And Calculations In Respect Of Collections.................18

6.   Pay Out Events...........................................................31

PART 3........................................................................36

7.   The Receivables Trustee..................................................36

8.   Termination Of The Receivables Trust And Perpetuity......................49

PART 4........................................................................50

9.   Cash Management Functions................................................50

10.  Other Matters Relating To The Trust Cash Manager And Any
     Co-Trust Cash Manager....................................................58

11.  Trust Cash Manager Defaults..............................................61

PART 5........................................................................67

12.  Miscellaneous Provisions.................................................67

Schedule 1  Form Of Defaulted Accounts Instruction Notice.....................73

Schedule 2  Trust Certificate Register........................................74

Exhibit A: Form Of RBS Transferor Certificate.................................75

Exhibit B: Form Of RBSA Transferor Certificate................................78

Exhibit C: Form Of Investor Certificate.......................................81

Exhibit D: Form Of Monthly Trust Cash Manager's Report........................84

Exhibit E: Form Of Annual Trust Cash Manager's Certificate....................87

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THIS RECEIVABLES TRUST DEED AND TRUST CASH MANAGEMENT AGREEMENT is made in
Jersey, Channel Islands the 27 day of March 2000 as a Deed and amended and restated on 28 September 2000 in Jersey, Channel Islands

BY AND BETWEEN:

(1) THE ROYAL BANK OF SCOTLAND PLC, (registered number 90312) an institution authorised under the Banking Act 1987, having its registered office at 36 St. Andrew Square, Edinburgh EH2 2YB ("RBS" in its capacities as "TRANSFEROR BENEFICIARY" and "TRUST CASH MANAGER");

(2) RBS ADVANTA, a company registered in Scotland with registered number 157256 having its registered office is at 42 St. Andrew Square, Edinburgh EH2 2YE ("RBSA" in its capacities as "TRANSFEROR BENEFICIARY" and together with RBS the "TRANSFEROR BENEFICIARIES");

(3) SOUTH GYLE RECEIVABLES TRUSTEE LIMITED, a company incorporated in Jersey, Channel Islands with registered number 76197 having its registered office at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands (the "RECEIVABLES TRUSTEE");

(4) RBS CARDS SECURITISATION FUNDING LIMITED, a private limited company incorporated in Jersey, Channel Islands, with company number 76199, having its registered office at Royal Bank House, 71 Bath Street, St. Helier, Jersey JE4 8PJ, Channel Islands, in its capacities as Loan Note Issuer (the "LOAN NOTE ISSUER") and Investor Beneficiary (the "INVESTOR BENEFICIARY").

WHEREAS:

(A) The Transferors are the legal owner of the Receivables (which terms and certain other capitalised terms used in these recitals bear the meaning given to them in Part 1 below).

(B) Pursuant to the terms and subject to the conditions of the RSA the Transferors, and any nominated Affiliate thereof which accedes to the RSA as an Additional Transferor, may from time to time offer to sell by way of assignment (without notice to Obligors except following a Notification Event, which assignment shall, pending the giving of such notice or such other action as is necessary to perfect the assignment, take effect in equity only) or holding on trust all Receivables arising on Designated Accounts (being Receivables and Designated Accounts in existence on the date of such offer and Receivables arising on such Designated Accounts thereafter and/or Designated Accounts which come into effect after the date of the offer which fulfil certain specified criteria, and Receivables arising thereon) to the Receivables Trustee.

(C) The Receivables Trust is established primarily for the purpose of enabling the Receivables Trustee to: (i) provide financial investments (in debts) to existing and prospective Beneficiaries by granting beneficial interests to them under the Receivables Trust (and issuing new or annotating existing Trust Certificates to them to evidence the same); and (ii)

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      receive amounts paid by Obligors in respect of Receivables and transfer such amounts as appropriate and pay such amounts to the Beneficiaries in the proportions that they have agreed (as set out herein and in any related Supplement) and the Receivables Trustee has entered into this Deed on the terms set out herein in order to place itself in a position to grant such interests and effect such receipts, transfers and payments.

(D) Under the terms of this Deed and any related Supplement, any Person may become an Additional Beneficiary of, or an existing Beneficiary may increase its beneficial interest in, the Receivables Trust, if the consent of all existing Beneficiaries is obtained, in one of three ways:

      (i) Firstly, a person may become an Additional Beneficiary or an existing Beneficiary may increase its beneficial interest by making payments to the Receivables Trustee as a contribution to the Trust Property, as set out in this Deed in connection with a Series;

      (ii) Secondly, a Transferor Beneficiary upon receiving payment out of funds raised from the issue of a new Series, may sell some of its entitlement to Trust Property to new or existing Investor Beneficiaries. Upon such sale taking place the Transferor Certificate of the Transferor Beneficiary will be surrendered and the Receivables Trustee will annotate the Transferor Certificate to evidence that Transferor Beneficiary's reduced beneficial interest in the Receivables Trust; and

      (iii) Thirdly, the existing Beneficiaries of the Receivables Trust may agree between themselves to another method of an Additional Beneficiary becoming a Beneficiary of the Receivables Trust and jointly direct the Receivables Trustee to implement such method provided that the Receivables Trustee shall not issue an Investor Certificate to such Additional Beneficiary unless the requirements set out herein (including written confirmation from the Rating Agencies) are met.

(E) The Trust Cash Manager has agreed, upon the terms and subject to the conditions hereof, to act as Trust Cash Manager in connection with the Receivables from time to time assigned to or held on trust for the Receivables Trustee.

NOW IT IS HEREBY AGREED as follows:

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                                     PART 1
                                 INTERPRETATION

1.    DEFINITIONS

1.1   DEFINITIONS

      Whenever used in this Deed, the words and phrases defined in the Master Framework Agreement dated 27 March 2000 and amended and restated on 28 September 2000 and signed by the parties hereto shall, unless otherwise defined herein or the context requires otherwise, bear the same meanings herein (including the recitals hereto).

1.2   OTHER DEFINITIONAL PROVISIONS

(a) All terms defined in this Deed or any Supplement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not fully defined in the manner provided for in Clause 1.1, shall have the respective meanings given to them under generally accepted accounting principles in the United Kingdom. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles in the United Kingdom, the definitions contained herein shall prevail.

(c) The agreements, representations and warranties of RBS and RBS Advanta in this Deed and any Supplement in each of their capacities as Transferor, Transferor Beneficiary and, in the case of RBS, Trust Cash Manager shall be deemed to be the agreements, representations and warranties of RBS and RBS Advanta solely in each such capacity for so long as RBS and RBS Advanta acts in each such capacity under this Deed.

(d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Deed shall refer to this Deed and any Supplement as a whole and not to any particular provision of this Deed or any Supplement; and Clause, Schedule and Exhibit references contained in this Deed or any Supplement are references to clauses, schedules and exhibits of this Deed or any Supplement unless otherwise specified.

(e) A time of day (including opening or closing of business) shall be construed as a reference to London time unless specified otherwise.

      (i)    Save where the context otherwise requires:

             (A) all sums payable by any party to any other party pursuant hereto (excluding all sums payable by RBS or RBS Advanta to the Receivables Trustee pursuant hereto) are inclusive of any VAT which is chargeable on the supply or supplies for which such sums (or any part thereof) are the whole or part of

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                  the consideration for VAT purposes and section 89 of the Value
                  Added Tax Act 1994 shall not apply to affect the amount of such sums; and

             (B) all sums payable by RBS or RBS Advanta (each party being a "PAYER") to the Receivables Trustee pursuant hereto are exclusive of any VAT which is chargeable on the supply or supplies for which such sums (or any part thereof) are the whole or part of the consideration for VAT purposes. Where the Receivables Trustee makes a supply to any Payer for VAT purposes pursuant hereto and VAT is or becomes chargeable on such supply, the relevant Payer shall pay to the Receivables Trustee (in addition to any other consideration for such supply) a sum equal to the amount of such VAT, such payment to be made no later than 2 Business Days before the last day (as notified to the Payer in writing by the Receivables Trustee) on which the Receivables Trustee can account to HM Customs & Excise for such VAT without incurring any interest or penalties.

      (ii) Any reference herein to any fee, cost, disbursement, expense or liability incurred by any party and in respect of which such party is to be reimbursed (or indemnified) by any other person or the amount of which is to be taken into account in any calculation or computation shall, save where the context otherwise requires, include:

             (A) where such party is the Receivables Trustee or the Investor Beneficiary a reference to such part of such cost or expense as represents VAT; and

             (B) where such party is RBS or RBS Advanta, a reference to such part of such cost or expense as represents VAT save to the extent that such party is entitled to obtain credit or repayment in respect of such VAT from H M Customs & Excise.

      (iii) Any reference herein to a party shall (where appropriate) be deemed, at any time when such party is treated as a member of a group for the purposes of section 43 of the Value Added Tax Act 1994, to include a reference to the representative member of such group.

(f) All references herein to any provision of any statute shall be construed so as to include any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment.

(g) Save where the contrary is indicated, any reference in this Deed or any Supplement to this Deed or any other agreement or document shall be construed as a reference to this Deed or any Supplement or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented.

(h)   In this Deed:.

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      (i)    references, in relation to any person, to where it "belongs" for
             VAT purposes are references to where it belongs for the purposes of section 9 of the Value Added Tax Act 1994 in relation to both services to be supplied by and services to be supplied to such person in connection with the transactions contemplated by the Relevant Documents; and

      (ii) references in the context of VAT to "member states of the European Union" and "the European Union" shall be construed as references to "member States" and "the territory of the Community" as such terms are used in the Value Added Tax Act 1994 and legislation supplemental thereto.


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                                     PART 2
                  RECEIVABLES TRUST DEED AND OPERATION OF TRUST

2.    RECEIVABLES TRUST DEED

2.1   RECEIVABLES TRUST DEED

      The Receivables Trustee hereby declares that (1) on the date of this Deed, each of the Transferors and the Investor Beneficiary have transferred to the Receivables Trustee the sum of [GBP]1 to be held on trust on an undivided basis for the benefit of the Transferor Beneficiaries and the Investor Beneficiary as the initial Beneficiaries, and (2) the Receivables Trustee shall hold all Trust Property absolutely upon the trusts herein contained and described in this Clause 2.1 (and for the purposes referred to in this Clause 2.1) for the Investor Beneficiary and the Transferor Beneficiaries as the initial Beneficiaries, and for each nominated Affiliate of the Transferor Beneficiaries which accedes from time to time to the RSA as an Additional Transferor, and for each other person that becomes a Beneficiary pursuant to Clause 4. The Receivables Trustee shall hereby declare the following trusts held on the following basis for the following Beneficiaries:

(a)   THE UNDIVIDED BARE TRUST

      All Trust Property from time to time assigned or purported to be assigned to or held on trust for the Receivables Trustee, other than Ineligibles Bare Trust Property or Segregated Bare Trust Property or Other Trust Property, shall be held on an undivided basis in the manner described in this Deed and any Supplement for the benefit of each of the initial Beneficiaries and each other person that becomes a Beneficiary pursuant to Clause 4 (the "UNDIVIDED BARE TRUST") and all Trust Property held on the Undivided Bare Trust shall be hereinafter referred to as "UNDIVIDED BARE TRUST PROPERTY".

(b)   THE INELIGIBLES BARE TRUST OF EACH TRANSFEROR BENEFICIARY

      All Trust Property which constitutes Ineligible Receivables, or in the case of Scottish Receivables a beneficial interest in Ineligible Receivables, originated by a particular Transferor or Ineligible Collections related to such Ineligible Receivables from time to time, shall be held on a segregated separate trust for the benefit of the relevant Transferor, in accordance with the entitlements described in Clause 3.2(c) of this Deed (each such trust an "INELIGIBLES BARE TRUST") and all Trust Property held on an Ineligibles Bare Trust shall hereinafter be referred to as "INELIGIBLES BARE TRUST PROPERTY".

(c)   THE SEGREGATED BARE TRUSTS

      All Trust Property which is expressly segregated by or on behalf of the Receivables Trustee for the benefit of an Investor Beneficiary pursuant to the terms of this Deed or any Supplement shall be held as segregated nominee property on absolute bare trust for the sole benefit of such Investor Beneficiary (a "SEGREGATED BARE TRUST") and all Trust Property held on a Segregated Bare Trust shall hereinafter be referred to as "SEGREGATED BARE TRUST PROPERTY".

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(d)   OTHER TRUSTS

      All Trust Property which is expressly segregated by the Receivables Trustee for the benefit of any other Beneficiary according to the terms of any Supplement shall be held on such terms for such Beneficiary (each an "OTHER TRUST") and all Trust Property held on an Other Trust shall hereinafter be referred to as "OTHER TRUST PROPERTY".

      The Undivided Bare Trust, the Ineligibles Bare Trusts, the Segregated Bare Trusts, and any Other Trusts shall hereinafter be collectively referred to as the "RECEIVABLES TRUST". The Receivables Trustee shall hold the Trust Property for the purpose of receiving amounts arising therefrom and transferring and distributing such amounts in accordance with the provisions hereof for the benefit of the Beneficiaries as such provisions may be amended, supplemented or varied from time to time in the manner provided herein. The Beneficiaries acknowledge that any other duties of the Receivables Trustee as set out herein and in any of the Relevant Documents shall be incidental and ancillary to the foregoing and to the granting of interests by the Receivables Trustee to the Beneficiaries in the manner provided in Clause 4.

2.2   APPLICATION OF TRUST PROPERTY

      The Receivables Trustee shall make all calculations as may be necessary or desirable for the purposes of distributing Trust Property in the manner and order of priority set out in Clause 5.

3.    RIGHTS OF BENEFICIARIES

3.1   BENEFICIAL ENTITLEMENT TO TRUST PROPERTY

(a)   THE UNDIVIDED BARE TRUST

      Each Investor Beneficiary and each Transferor Beneficiary shall be beneficially entitled to an Undivided Interest in the Undivided Bare Trust Property in the proportion set out herein.

(b)   THE INELIGIBLES BARE TRUST

      Each Transferor Beneficiary shall be beneficially entitled to: (1) Ineligible Receivables originated by such Transferor Beneficiary subject to the right of the Receivables Trustee to deal with any Ineligible Receivables in such manner as is necessary to protect the Undivided Bare Trust beneficiaries; and (2) Ineligible Collections related to such Ineligible Receivables.

(c)   THE SEGREGATED BARE TRUST

      Each Investor Beneficiary will be absolutely beneficially entitled to Trust Property specified in this Deed or any Supplement as being Segregated Bare Trust Property of such Investor Beneficiary.

(d)   OTHER TRUSTS

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      Each Other Trust beneficiary will be beneficially entitled to Trust
      Property specified in any Supplement as being the beneficial entitlement of such Other Trust Property of such beneficiary.

3.2   RIGHTS OF BENEFICIARIES

      Each Beneficiary of the Receivables Trust will belong to one of the categories of Beneficiaries set out below for the purposes of this Deed. The beneficial entitlement to Trust Property, and calculations for the purposes of allocation, unless otherwise specified herein, shall be specified in any related Supplement. The categories of Beneficiaries are as follows:

(a)   INVESTOR BENEFICIARY

      The beneficial entitlement of each Investor Beneficiary to Trust Property shall be specified in this Deed or in a Supplement related to such Investor Beneficiary.

(b)   ENHANCEMENT PROVIDER

      If a Supplement specifies that an Enhancement Provider is to be a Beneficiary of the Receivables Trust, the beneficial entitlement of such Enhancement Provider to Trust Property shall be specified in that Supplement.

(c)   TRANSFEROR BENEFICIARIES

      The beneficial entitlement of each Transferor Beneficiary to Trust Property at any time shall be as follows:-

      (i) in relation to Undivided Bare Trust Property, excluding Finance Charge Collections, Acquired Interchange and income on Permitted Investments, that proportion which the relevant Transferor Beneficiary's Adjusted Transferor Interest bears to the sum of the Aggregate Adjusted Investor Interest and the Aggregate Transferor Interests; and

      (ii) in relation to Undivided Bare Trust Property which consists of Finance Charge Collections, Acquired Interchange, and income on Permitted Investments the relevant Floating Transferor Percentage for that Monthly Period of such Finance Charge Collections, Acquired Interchange and income on Permitted Investments

      EXCEPT that if at any time each of the Aggregate Adjusted Investor Interest and the Aggregate Transferor Interest are zero, and the Undivided Bare Trust Property at that time includes Principal Collections, such Principal Collections shall be described as "UNAVAILABLE PRINCIPAL COLLECTIONS" and will be held for the Transferor Beneficiaries in equal proportions; and

      (iii) in relation to Ineligibles Bare Trust Property, those Ineligible Receivables originated by such Transferor Beneficiary subject as provided in Clause 3.1(b) above and all Ineligible Collections related to such Ineligible Receivables.

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      Notwithstanding the beneficial entitlement to Trust Property referred to in (a) to (c) above, each Beneficiary shall be absolutely beneficially entitled to all Trust Property from time to time which is expressly held on bare trust for the sole benefit of such Beneficiary.

4.    TRUST CERTIFICATES, ADDITIONAL BENEFICIARIES AND TENDER OF TRUST
      CERTIFICATES

4.1   THE TRUST CERTIFICATES

      The beneficial entitlement of each Transferor Beneficiary and each Investor Beneficiary in the Receivables Trust shall be evidenced by a Trust Certificate substantially in the form set out in Exhibit A, in the case of each Transferor Beneficiary, and substantially in the form set out in Exhibit B in the case of each Investor Beneficiary.

4.2   THE TRUST CERTIFICATE REGISTER

(a) The Receivables Trustee shall (i) cause to be kept and maintained at the registered office or other agency of the Receivables Trustee outside of the United Kingdom a Trust Certificate Register which shall record the identity of the Beneficiaries of the Receivables Trust from time to time, their respective addresses in Jersey, Channel Islands or elsewhere, and their applicable Acquisition Date, and in addition in respect of Investor Beneficiaries, their Aggregate Investor Interest and each of the Investor Interests comprised therein, and any other relevant information in respect thereof and (ii) register annotations (in respect of increases and decreases in beneficial entitlements), transfers and exchanges of the beneficial entitlements of such Beneficiaries under the Receivables Trust.

(b) The entries in the Trust Certificate Register shall be conclusive evidence in the absence of manifest error, and the Beneficiaries, the Receivables Trustee and the Trust Cash Manager (and any Co-Trust Cash Manager) shall be entitled to treat each person whose identity is recorded in the Trust Certificate Register as an Investor Beneficiary as the owner of the related Aggregate Investor Interest and Investor Interests comprised therein, notwithstanding notice to the contrary or anything to the contrary contained herein, PROVIDED THAT where an Investor Beneficiary has granted a security assignment of or security interest in its beneficial interest in the Receivables Trust and/or its Investor Certificate to a security trustee for the purpose of securing funding to purchase such Investor Beneficiary's interest in the Receivables Trust, and such security assignment requires that the Investor Certificate be registered in the name of the relevant security trustee or its nominee, until a notice of enforcement is served by such security trustee under the relevant supplement to the Security Trust Deed, the Receivables Trustee shall continue to consider as owner, and take all instructions from, with respect to the Investor Certificate, the relevant Investor Beneficiary.

(c) The Trust Certificate Register shall be available for inspection by the Transferor Beneficiaries, any Investor Beneficiary or any third party on their respective behalves at any reasonable time upon reasonable prior notice to the Receivables Trustee. No transfer or assignment of any Investor Beneficiary's Aggregate Investor Interest or any Investor Interest

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      comprised therein otherwise permitted hereunder shall be effective unless and until it has been duly recorded in the Trust Certificate Register as provided in this Clause 4.2.

4.3   DISPOSALS OF BENEFICIAL ENTITLEMENT

(a) The beneficial entitlement of any Beneficiary in the Receivables Trust shall not be transferred, assigned, exchanged, placed in any custodial arrangement for security purposes or otherwise conveyed or disposed of (a "DISPOSAL") or subjected to any Encumbrance except in accordance with this Clause 4.3 (unless specified otherwise in any Supplement):

      (i) any Transferor Beneficiary may make a Disposal of its pro rata share of the Transferor Interest pursuant to a transfer of the whole or substantially the whole of its properties and assets to any person as provided in the RSA PROVIDED, HOWEVER that such person shall also expressly assume the duties and obligations of the relevant Transferor, Additional Transferor or Transferor Beneficiary (as applicable) under the Relevant Documents and shall be the relevant person in respect of which the occurrence of any Insolvency Event shall be determined;

      (ii) any Transferor Beneficiary may make a Disposal of, or create or grant any Encumbrance over, the whole or any part of its Transferor Interest with the prior written consent of Investor Beneficiaries representing in aggregate more than 50% of the Combined Aggregate Investor Interests (which consent may be given or withheld without regard to reasonableness), PROVIDED, HOWEVER that no such Disposal or Encumbrance will be permitted unless each of the Rating Agencies confirms that such Disposal or Encumbrance will not result in a downgrade or withdrawal of its then current rating of any outstanding Associated Debt;

      (iii) any Investor Beneficiary may make a Disposal of the whole or any part of its beneficial entitlement (including any Investor Interest comprised therein) or create or grant any Encumbrance in respect of such beneficial entitlement with the prior written consent of each Transferor Beneficiary and any other investor beneficiary (which consent may be given or withheld without regard to reasonableness) PROVIDED, HOWEVER that (1) where such Disposal is for the purpose of any security assignment or security interest granted to a security trustee under a supplement to the Security Trust Deed, the relevant Investor Beneficiary shall continue to be considered the Beneficiary of the Receivables Trust, regardless of such assignment, until a notice of enforcement is served by the Security Trustee under the terms of the relevant supplement to the Security Trust Deed, and (2) where such Disposal or Encumbrance is a Disposal or Encumbrance other than in the case of (1), it shall be to (or in favour of) a company which is associated with each Transferor (within the meaning of section 42 of the Finance Act
             1930), and PROVIDED FURTHER that no such Disposal or Encumbrance described in (2) will be permitted unless the Receivables Trustee shall have received prior written confirmation from the person to which such Disposal is to be made, or Encumbrance to be granted or created in its favour, that such person complies with the matter referred to in Clause 4.5(c)(vi).

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      It is a condition of the Receivables Trust (to which, by the execution of a Supplement or an Accession Notice by a Beneficiary, such Beneficiary consents and confirms) that each Beneficiary of the Receivables Trust undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary that it will not make any Disposal or create or grant any Encumbrance in respect of its beneficial entitlement in the Receivables Trust except in accordance with this Clause 4.3 (unless otherwise specified in any Supplement) and acknowledges that any attempt to do so shall be void.

4.4   ACQUISITIONS AND ADDITIONAL BENEFICIARIES

(a) Subject to the provisions of this Clause 4 and to the Receivables Trustee receiving the prior written consent of all existing Beneficiaries, a person may become an Additional Beneficiary, or an existing Investor Beneficiary may increase its beneficial interest in the Receivables Trust (in each case an "ACQUISITION"):

      (i) by making a payment to the Receivables Trustee as a contribution to the Trust Property;

      (ii) by making a payment to a Transferor Beneficiary to purchase a portion of that Transferor's beneficial entitlement to Trust Property, whereupon such interest shall vest in the new or existing investor beneficiary that has made such payment; or

      (iii) by such other method (as approved in writing by the Rating Agencies) as the existing Beneficiaries of the Receivables Trust may agree between themselves and jointly direct the Receivables Trustee to implement.

(b) In order for any Acquisition to be effective, the Receivables Trustee shall issue an Investor Certificate (in the case of an initial Acquisition) or shall annotate the relevant Investor Certificate (in the case of an Acquisition by an existing Investor Beneficiary) evidencing in each case, in aggregate, the principal amount of the beneficial entitlement to Trust Property of the relevant Investor Beneficiary following such Acquisition as set out in the related Supplement.

(c) Such Investor Certificate shall be substantially in the form set out in Exhibit B to this Deed and shall bear upon its face the name of the Investor Beneficiary and the names of all Series in respect of which that Investor Beneficiary holds an Investor Interest.

(d) Except as specified in any Supplement, each Beneficiary shall rank pari passu and be equally and rateably entitled as provided herein to the benefits hereof (except that unless specified in the related Supplement, the Enhancement provided for any Series shall not be available for any other Series) without preference, priority or distinction on account of time or times of authentication and delivery, all in accordance with the terms of this Deed and any related Supplement.

4.5   PROCEDURE FOR ACQUISITIONS

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(a)   An Acquisition may only be permitted by the Receivables Trustee in accordance with directions given pursuant to Clause 4.5(a)(i) or (ii) and in any event with the prior written consent of each existing Beneficiary (such consent to be set out in the related Supplement and to be evidenced by the execution of the relevant Supplement by each such Beneficiary as set out in this Clause 4.5):

      (i) in relation to an Acquisition in accordance with Clause 4.4(a)(ii) or (iii) above, the Transferor Beneficiaries may direct the Receivables Trustee that an Acquisition shall be made and deliver to the Receivables Trustee each Transferor Certificate for annotation, and any existing Investor Certificate held by the relevant Investor Beneficiary participating in such Acquisition (which, by its execution of the relevant Supplement such Investor Beneficiary agrees to produce (or procure the production of) for the Transferor Beneficiaries on request). In exchange, the Receivables Trustee (1) will authenticate and deliver to the relevant Investor Beneficiary an Investor Certificate (if an initial Acquisition) or annotate the relevant Investor Certificate, as applicable, as specified in the relevant Acquisition Notice; and
             (2) annotate the relevant Transferor Certificate (any such Acquisition, permitted in accordance with this paragraph, a "TRANSFEROR ACQUISITION"); and

      (ii) in relation to an Acquisition in accordance with Clause 4.4(a)(i) or (iii) above, and to the extent permitted in any Supplement relating to an existing Investor Beneficiary, such Investor Beneficiary may, in accordance with the terms and conditions of the relevant Supplement, together with each Transferor Beneficiary, direct the Receivables Trustee that an Acquisition shall be made and deliver (or procure the delivery) to the Receivables Trustee the relevant Investor Certificate and the Transferor Certificates; in exchange for which the Receivables Trustee will annotate the relevant Investor Certificate and the Transferor Certificates (any such Acquisition, permitted in accordance with this paragraph, an "INVESTOR ACQUISITION").

(b) Each Transferor Beneficiary (in the case of a Transferor Acquisition) or each Transferor Beneficiary and the relevant Investor Beneficiary (in the case of an Investor Acquisition) may direct the Receivables Trustee that an Acquisition shall be made by notifying the Receivables Trustee in writing (an "ACQUISITION NOTICE"), in the case of an initial Acquisition on the Initial Closing Date (in the case of the Initial Investor Beneficiary) or the relevant first closing date of the first contribution to the Receivables Trust (in the case of Additional Beneficiaries) and, in the case of subsequent Acquisitions, at least three Business Days in advance of the date upon which the Acquisition is to occur (an "ACQUISITION DATE"). Any Acquisition Notice shall state the following:

      (i) the names, Classes (if applicable), series designation and any other relevant identifying information in respect of the Related Debt to be issued by the relevant Investor Beneficiary in connection with the Acquisition (such Related Debt comprising a "SERIES"), such information to be sufficient to enable the Trust Cash Manager to identify the relevant Related Debt or categories or Classes thereof for the purposes of carrying out the calculations required herein and in the related Supplement in connection with such Series;

      (ii) the Initial Investor Interest to be held by the Investor Beneficiary in respect of the relevant Series and the amounts of such Initial Investor Interest to be held in respect of any notional Classes (if any) within such Series (or the method for calculating such Initial Investor Interest or Classes (if any) comprised therein) PROVIDED, HOWEVER, that the Initial Investor Interest in respect of the relevant Series may not be greater than, in the case of a Transferor Acquisition, the excess of the principal amount at the beginning of the day on the Acquisition Date of the Transferor Interest over the Minimum Transferor Interest or, in the case of an Investor Acquisition, the aggregate amount on the Acquisition Date of (A) the principal amount of the Investor Interest immediately before such Acquisition and (B) the excess of the principal amount of the Transferor Interest after such Acquisition over the Minimum Transferor Interest; and

      (iii) the Enhancement Provider, if any, with respect to such Series, and whether such Enhancement Provider is to be a Beneficiary of the Receivables Trust.

(c) On any Acquisition Date, the Acquisition will only be effective upon the Receivables Trustee authenticating and delivering (or annotating, as applicable) the appropriate Investor Certificate to the relevant Investor Beneficiary (or to the Security Trustee if such certificate has been previously secured pursuant to the Security Trust Deed) and the Receivables Trustee shall not authenticate and deliver (or annotate) such Investor Certificate unless it has received the following:

      (i) a Supplement satisfying the criteria set out in Clause 4.6 executed by each of the parties thereto (including all Transferor Beneficiaries, all Investor Beneficiaries, and the Receivables Trustee) and specifying the Principal Terms of the beneficial entitlement of the relevant Investor Beneficiary to Trust Property in respect of the Investor Interest being created by the Acquisition and the supplements, amendments and variations to this Deed as a consequence thereof;

      (ii)   the applicable Enhancement, if any;

      (iii) the agreement, if any, pursuant to which the Enhancement Provider agrees to provide its Enhancement, if any;

      (iv) a Solvency Certificate from the Transferors and each Additional Transferor;

      (v) written confirmation from each relevant Rating Agency that the Acquisition will not result in such Rating Agency reducing or withdrawing its then current rating on any outstanding Associated Debt;

      (vi) written confirmation from the relevant Investor Beneficiary and Enhancement Provider, if any, that:

             (i) either (A) each of the Investor Beneficiary and Enhancement Provider (if any) is resident outside the United Kingdom or
                  (B) such Investor Beneficiary and Enhancement Provider has received a legal opinion from recognised solicitors in the United Kingdom that, under then current UK law, payments in respect of the Investor Certificate will not be subject to United Kingdom withholding tax; and

             (ii) such Investor Beneficiary and Enhancement Provider belong outside the member states of the European Union for VAT purposes;

             PROVIDED THAT, in the case of any Disposal or Encumbrance described in Clause 4.3(iii) which has been made for the purpose of any security assignment or security interest granted by such Investor Beneficiary or Enhancement Provider (as applicable) the person to whom such security has been granted may be resident in the United Kingdom;

      (vii) where applicable, the existing Transferor Certificates and the applicable Investor Certificate as the case may be for annotation; and

      (viii) an Officer's Certificate provided by each Transferor certifying either (A) that (i) each class of Associated Debt issued in connection with the Acquisition shall be the subject of a legal opinion prepared by United States tax counsel with respect to tax treatment of that debt in the United States, (ii) each Investor Beneficiary other than any Enhancement Provider shall have associated with it one or more issues of Associated Debt in respect of the Series being created in connection with the Acquisition, and
             (iii) the Enhancement relating to the Series shall be provided by any combination of subordination (except subordination by way of a Collateral Interest), a letter of credit, a cash collateral loan (other than a cash collateral loan providing for payment from amounts due with respect to any Enhancement Invested Amount), a surety bond, an insurance policy, or a spread or reserve account funded from Available Spread (as defined in the relevant Supplement for the relevant Series) to the extent not used for Enhancement, or
             (B) it has determined that, based on consultation with counsel, the Acquisition is in the best interests of each Transferor Beneficiary and its Affiliates.

      Upon satisfaction of the above, the Receivables Trustee shall annotate the existing Transferor Certificate and/or the relevant Investor Certificate, as the case may be, issue or return to the relevant Investor Beneficiary (or to the Security Trustee if such certificate has been previously secured pursuant to the Security Trust Deed) a new or annotated Investor Certificate and return to the Transferor Beneficiaries and, following its execution of an Accession Notice, any further Transferor Beneficiary (or, in each case, as it may direct) a new or annotated Transferor Certificate, in each case dated the Acquisition Date.

4.6   SUPPLEMENTS

(a) A Supplement shall be executed in order to effect each Acquisition which shall:

      (i) be executed by each Transferor Beneficiary, the Receivables Trustee, all existing Investor Beneficiaries, and if the Investor Beneficiary making the Acquisition is not an existing Beneficiary, that Investor Beneficiary;

      (ii) set out the consent of each existing Beneficiary to such Acquisition;

      (iii) constitute, after the issuance or annotation of the relevant Investor Certificate a Supplement by the Receivables Trustee to this Deed which shall thereafter be read and construed as supplemented, amended and varied by such Supplement;

      (iv) specify the name and category of the Related Debt to be issued by the relevant Investor Beneficiary and, if there is more than one type or Class of Related Debt, the rights and priorities of each such type or Class thereof vis-a-vis the other types or Classes of Related Debt constituting the new Series;

      (v) set out the principal terms of such Series (all such terms the "PRINCIPAL TERMS") which may include, without limitation, the following:

             (A) the Initial Investor Interest (or the method for calculating such Initial Investor Interest) to be held by the relevant Investor Beneficiary in respect of such Series;

             (B) the face value of the relevant Related Debt, and (if applicable) each type or Class thereof, to be issued in respect of such Series;

             (C) the method of determining any Adjusted Investor Interest, if applicable;

             (D) the nature and amount of any Associated Debt issued or to be issued in connection with such Series;

             (E)  the Closing Date;

             (F)  each Rating Agency rating the Associated Debt referred to in
                  (D) above;

             (G) the rights of each Transferor Beneficiary (if any) that have been transferred to the Investor Beneficiary in respect of such Series pursuant to such Acquisition (including any rights to Finance Charge Collections and Principal Collections);

             (H) the method of calculating an Investor Beneficiary's proportionate beneficial entitlement to Finance Charge Collections and Acquired Interchange held or the beneficial interest in which is held for that Investor Beneficiary in the Undivided Bare Trust in respect of such Series, and the method of determining the amount of Finance Charge Collections and Acquired Interchange that will be distributed to the Segregated Bare Trust held for the benefit of such Investor Beneficiary in respect of such Series on any day;

             (I) the method of determining the Investor Beneficiary's proportionate beneficial entitlement to Principal Collections and the date or dates on which Principal Collections are expected to be distributed to the Investor Beneficiary in respect of such Series and, if applicable, in respect of other Series and the method by which the Investor Interests held by the Investor Beneficiary in respect of such other Series shall amortise or accrete if applicable;

             (J) the method of allocating Receivables in Defaulted Accounts for such Series and, in respect of the Related Debt, and each type or Class thereof, within such Series;

             (K) any other Collections with respect to Receivables or other amounts to which the Investor Beneficiary may have rights in respect of the Investor Interest relating to such Series and the method by which such Collections will be proportionally held and distributed to the Investor Beneficiary in respect of such Investor Interest and allocated in respect of the Related Debt and each type or Class thereof within such Series;

             (L) the names of any accounts to be used by the Investor Beneficiary in respect of such Series and the terms governing the operation of any such accounts and use of moneys therein;

             (M)  the Series Trust Cash Management Fee Percentage;

             (N) the percentage to be applied in calculating Minimum Transferor Interest and the Series Termination Date;

             (O) the terms of any Enhancement with respect to such Series, and the Enhancement Provider, if applicable;

             (P) the terms governing any deposit into any account provided for such Series;

             (Q) whether Acquired Interchange or other fees will be included in the funds available to be distributed with respect to the Investor Interest relating to such Series;

             (R)  the priority of such Series with respect to any other Series;

             (S)  which Group, if any, such Series will be part of;

             (T)  the Minimum Aggregate Principal Receivables;

             (U) whether such Series will or may be a Companion Series and the Series with which it will be paired, if applicable (subject to the Receivables Trustee having received any legal opinions or other conditions precedent which it may require in order to establish that the addition of such Companion Series or terms thereof will not prejudice the United Kingdom tax treatment of the Receivables Trust or any of the Beneficiaries); and

             (V) any other relevant terms of such Series (including whether or not the beneficial entitlement of the Series will be pledged as collateral for an issuance of any other securities, including commercial paper); and

      (vi) contain undertakings from the Investor Beneficiary in respect of such Series, in accordance with Clause 4.9, and a confirmation from the Investor Beneficiary in respect of such Series, in accordance with Clause 4.5(c)(vi) and Clause 4.6(c), and any other undertaking and confirmation as reasonably requested by the Transferor Beneficiaries.

(b) Subject to (1) obtaining the consent of all existing Beneficiaries of the Receivables Trust; and (2) receipt of an Acquisition Notice from each Transferor Beneficiary and, in the case of an Investor Acquisition, the relevant Investor Beneficiary, pursuant to Clause 4.5(b), the Receivables Trustee shall arrange for a Supplement to be executed in accordance with Clause 4.6(a).

(c) no supplement, amendment or variation to or of any trust comprising the Receivables Trust shall be effective unless and until the Receivables Trustee has obtained the written consent of all persons which are Beneficiaries of that trust at the time of such supplement, amendment or variation.

4.7   AMOUNTS PAID PURSUANT TO AN ACQUISITION

      The amount paid by an Investor Beneficiary (and any Enhancement in respect of such Series) pursuant to an Acquisition as a contribution to Trust Property shall be held on the Undivided Bare Trust for the Beneficiaries of the Undivided Bare Trust in the manner and in the amounts as set out in the relevant Supplement.

4.8   ACCESSION OF ADDITIONAL TRANSFEROR AS TRANSFEROR BENEFICIARY

(a) Each person which becomes an Additional Transferor pursuant to Clause 2.7 of the RSA shall, subject to compliance with this Clause 4.8 and subject to the prior written consent of all existing Beneficiaries of the Receivables Trust, and on terms approved by such existing Beneficiaries in writing, become a Transferor Beneficiary of the Receivables Trust.

(b) In order for any accession of an Additional Transferor to be effective the Receivables Trustee shall issue to the Additional Transferor a Transferor Certificate substantially in the form attached as Exhibit A to this Deed, authenticated and delivered in accordance with Clause 4.8(d) below.

(c) Except as may be specified herein in respect of the Transferor Beneficiaries or, in respect of any other Transferor Beneficiary, in the relevant Accession Notice, each Transferor Beneficiary shall rank pari passu with each other Transferor Beneficiary and be equally and rateably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of time or times of authentication and delivery, all in accordance with the terms of this Deed and any relevant Accession Notice.

(d) No accession of an Additional Transferor shall be effective unless and until the Receivables Trustee has authenticated and delivered a Transferor Certificate to such additional Transferor Beneficiary evidencing the share of the Aggregate Transferor Interest which is held by such Transferor Beneficiary, PROVIDED THAT the Receivables Trustee shall not so authenticate and deliver unless it has received such documents as it shall have required pursuant to Clause 2.7 of the RSA.

(e) Upon receipt of the documents referred to in Clause 4.8(d), the Receivables Trustee shall cancel the existing Transferor Certificate and issue to each Transferor Beneficiary (or as it may direct) an appropriate new Transferor Certificate dated the date of the Accession Notice.

4.9   NON-PETITION UNDERTAKING OF BENEFICIARIES

      It is a condition of the Receivables Trust (to which by the execution of a Supplement or an Accession Notice by a Beneficiary, such Beneficiary consents and confirms) that each Beneficiary of the Receivables Trust undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary that:

(a) it will not take any corporate action or other steps or legal proceedings for the winding up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of any Investor Beneficiary (unless specified otherwise in relation to such Investor Beneficiary), the Receivables Trustee or any successor trustee or the Receivables Trust nor in relation to an Investor Beneficiary participate in any ex parte proceedings nor seek to enforce any judgement against any of such persons;

(b) the obligations of the Receivables Trustee under this Deed at any time are limited to the lesser, at such time, of (i) the nominal amount thereof (the "NOMINAL AMOUNT") and (ii) an amount (the "AVAILABLE AMOUNT") equivalent to the value of the Trust Property at such time. No Beneficiary shall have a right to have recourse to, or make demand or initiate proceedings against the Receivables Trustee at any time whilst the nominal amount exceeds the available amount. The Receivables Trustee shall incur no liability and be under no additional duty to any person solely as a result of any inability on its part to make payments or to perform other obligations under this Deed, which inability results from the operation of the foregoing provisions of this Clause 4.9; and

(c) it shall have no recourse, in respect of any obligation, covenant or agreement of the Receivables Trustee, against any shareholder, officer, agent or director of the Receivables Trustee.

5.    DISTRIBUTIONS AND CALCULATIONS IN RESPECT OF COLLECTIONS

5.1   ESTABLISHMENT OF TRUST ACCOUNTS

(a)   TRUSTEE COLLECTION ACCOUNT

      (i) The Receivables Trustee has opened a bank account in its name, the Trustee Collection Account, which it will hold and operate for the benefit of the Undivided Bare Trust beneficiaries, at the Operating Bank, bearing a designation clearly indicating that the funds deposited therein are held on trust for the beneficiaries of the Receivables Trust.

      (ii) The Receivables Trustee, as trustee of the Undivided Bare Trust, shall possess all legal right, title and interest in all funds on deposit from time to time in the Trustee Collection Account and in all proceeds thereof.

      (iii) The Receivables Trustee shall establish two ledgers relating to the Trustee Collection Account entitled (1) "PRINCIPAL COLLECTIONS LEDGER" and (2) "FINANCE CHARGE COLLECTIONS LEDGER". The Receivables Trustee shall hold all amounts allocated to the Principal Collections Ledger and the Finance Charge Collections Ledger on an undivided basis on trust for the benefit of the Undivided Bare Trust beneficiaries. The Receivables Trustee shall, from time to time, promptly upon their identification, allocate amounts identified as representing Principal Collections to the Principal Collections Ledger and amounts identified as representing Finance Charge Collections to the Finance Charge Collections Ledger.

      (iv) The Receivables Trustee at all times shall maintain accurate records reflecting each transaction in the Trustee Collection Account and each debit or credit recorded in each ledger relating thereto (including, without limitation, the Principal Collections Ledger).

(b)   TRUSTEE ACQUISITION ACCOUNT

      (i) The Receivables Trustee has opened a bank account in its name which it will hold and operate for the benefit of the Undivided Bare Trust beneficiaries of the Receivables Trust, at the Operating Bank (the "TRUSTEE ACQUISITION ACCOUNT") bearing a designation clearly indicating that the funds deposited therein are held on trust for the benefit of the beneficiaries of the Receivables Trust.

      (ii) The Receivables Trustee, as trustee of the Receivables Trust, shall possess all legal right, title and interest in all funds on deposit from time to time in the Trustee Acquisition Account and in all proceeds thereof.

      (iii) The Receivables Trustee at all times shall maintain accurate records reflecting each transaction in the Trustee Acquisition Account and all debits and credits recorded in any ledger relating thereto.

(c)   SERIES COLLECTION ACCOUNT

      (i) The Receivables Trustee has opened a bank account in its name which it will hold and operate for the benefit of the Initial Investor Beneficiary of the Receivables

             Trust and the Receivables Trustee will open a bank account which it will hold and operate for the benefit of the Initial Investor Beneficiary or any Additional Investor Beneficiary of the Receivables Trust, at the Operating Bank (each a "SERIES COLLECTION ACCOUNT") each bearing a designation clearly indicating that the funds deposited therein are held on a Segregated Bare Trust for the benefit of the Initial Investor Beneficiary or such Additional Investor Beneficiary.

      (ii) The Receivables Trustee, as trustee of the Receivables Trust, shall possess all legal right, title and interest in all funds on deposit from time to time in each Series Collection Account and in all proceeds thereof.

      (iii) In respect of each Series the Receivables Trustee shall establish two ledgers (with sub-ledgers for each Series, as appropriate) relating to the Series Collection Account held for the relevant Investor Beneficiary entitled (1) "SERIES PRINCIPAL COLLECTIONS LEDGER" and (2) "SERIES FINANCE CHARGE COLLECTIONS LEDGER". The Receivables Trustee shall hold all amounts credited to the Series Principal Collections Ledger and the Series Finance Charge Collections Ledger on a Segregated Bare Trust for the benefit of the relevant Investor Beneficiary. The Receivables Trustee shall, from time to time, promptly upon their identification, credit amounts held in the Series Collection Account which are identified as representing Principal Collections to the relevant Series Principal Collections Ledger and amounts identified as representing Finance Charge Collections and Acquired Interchange to the relevant Series Finance Charge Collections Ledger. The relevant Investor Beneficiary shall at all times be entitled to make demand for all or any portion of the monies held on any of the bare trusts referred to in this Clause 5.1(c)(iii). Any monies not so demanded shall be distributed in accordance with the terms of this Deed and the related Supplement.

      (iv) The Receivables Trustee at all times shall maintain accurate records reflecting each transaction in each Series Collection Account and each debit or credit recorded in each ledger or sub-ledger relating thereto (including, without limitation, the respective Series Principal Collections Ledger and the respective Series Finance Charge Collections Ledger).

(d)   ADDITIONAL TRUST ACCOUNTS

      (i) The Receivables Trustee may from time to time open Additional Trust Accounts in its name which it will hold and operate for the benefit of the Beneficiaries (on an undivided or a segregated basis) of the Receivables Trust at the Operating Bank or at any other Qualified Institution as specified in any Supplement which shall bear a designation clearly indicating that the funds deposited therein are held on a separate trust for the benefit of the Beneficiaries of the Receivables Trust or any one or more of them on an undivided basis or segregated separate trust as the case may be.

      (ii) The Receivables Trustee, as trustee of the Receivables Trust, shall possess all legal right, title and interest in all funds on deposit from time to time in such Additional Trust Accounts and in all proceeds thereof.

      (iii) The Receivables Trustee at all times shall maintain accurate records reflecting each transaction in any Additional Trust Account and all debits and credits recorded in any ledger relating thereto.

(e)   REPLACEMENT OF OPERATING BANK

      If at any time the existing Operating Bank ceases to be a Qualified Institution, the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager shall notify the Receivables Trustee and the Receivables Trustee shall within 10 Business Days of being notified establish (or direct the Trust Cash Manager or Co-Trust Cash Manager to establish) new Trust Accounts meeting the conditions specified with respect to each such Trust Account with a Qualified Institution outside the United Kingdom which shall become the new Operating Bank, and shall transfer any cash or any investments to such new Trust Accounts. If the Receivables Trustee shall fail to establish the new Trust Accounts as required by this Clause 5.1(e) the Trust Cash Manager or any Co-Trust Cash Manager shall be authorised to establish the Trust Accounts itself.

(f)   POWER OF INVESTMENT

      (i) The Receivables Trustee shall deposit all monies received by it in respect of Trust Property in the Trust Accounts in accordance with the provisions of this Clause 5 and shall invest funds on deposit in such Trust Accounts allocable to any Series in accordance with Clause 5.1(g).

      (ii) The power of investment of the Receivables Trustee shall be limited to the power set out in Clause 5.1(f)(i) and the Trustee Investments Act 1961 shall not apply to the Receivables Trustee.

      (iii) The Receivables Trustee acknowledges that subject to the obligations of the Receivables Trustee to distribute funds in accordance with this Deed and any Supplement, the Trust Cash Manager and any Co-Trust Cash Manager may give the Receivables Trustee advice consistent with the terms of this Deed and any Supplement with regard to undertaking the investments referred to in Clause 5.1(f)(i) in accordance with the provisions of this Deed.

(g)   ADMINISTRATION OF THE TRUST ACCOUNTS

      Funds on deposit in the Trust Accounts which are not to be utilised on any Business Day in providing consideration for new Receivables or otherwise paid out shall be invested in accordance with the following provisions of this Clause 5.1(g).

      (i) Unless specified otherwise in any Supplement, the administration and investment of such funds shall be undertaken on the advice of the Trust Cash Manager or any Co-

             Trust Cash Manager and shall be in the name of and for and on behalf of the Receivables Trustee as trustee of the Receivables Trust. All normal costs incurred by making and changing investments will be paid out of investment interest and earnings. The funds will be invested in Permitted Investments only.

      (ii) Permitted Investments purchased or otherwise acquired for and on behalf of the Receivables Trustee shall be denominated in the same currency as the funds utilised and shall be on terms such that they would be available on the next Business Day or, otherwise, (A) they would be available on or prior to the Transfer Date related to the Monthly Period in which such funds were processed for collection or such other date as may be specified in the related Supplement and that (B) the amounts invested will be re-credited to the relevant Trust Account together with any investment earnings thereon.

      (iii) If any Permitted Investments are made for and on behalf of the Receivables Trustee in accordance with the provisions of this Deed or any Supplement, the deposit receipt, contract, confirmation or equivalent document or evidence that the transaction has occurred will be retained by or on behalf of the Receivables Trustee.

      Except as provided in any Supplement, with respect to Trust Accounts specified in such Supplement, for the purposes of determining the availability of funds or the balances in the Trust Accounts for any reason, all investment earnings on such funds shall be deemed not to be available or to be on deposit and the beneficial entitlement to such investment earnings and will:

      (i) in the case of investment earnings on funds deposited in a Trust Account held on the Undivided Bare Trust, be held on the Undivided Bare Trust; and

      (ii) in the case of investment earnings on funds deposited in a Trust Account held on a Segregated Bare Trust, be held on that Segregated Bare Trust for the benefit of the relevant Segregated Bare Trust beneficiary.

(h)   ACKNOWLEDGEMENT OF THE BENEFICIARIES

      The Beneficiaries acknowledge that:

      (i) it is not intended that the Receivables Trustee should have any discretion with respect to the investment of funds as referred to in Clause 5.1(f) and (g) or that the duties of the Receivables Trustee should include any form of fund management;

      (ii) accordingly the provisions of Clause 5.1(f) and (g) (and all related provisions of the Relevant Documents) have been drawn so as to specify to the maximum extent practicable the manner in which the Trust Cash Manager is to advise the Receivables Trustee from time to time to invest the funds referred to in Clause 5.1(f) and
             (g);

      (iii) subject to and in accordance with Clause 7.1(g), the duties of the Receivables Trustee with regard to the making of any such investments will be fully discharged by the Receivables Trustee's acting on the advice of the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager in relation thereto; and

      (iv) the investment of any funds by the Receivables Trustee in accordance with Clause 5.1(f) and (g) shall be wholly incidental and ancillary to the functions of the Receivables Trustee as described in Clause 2.1.

5.2   COLLECTIONS

(a)   RBS SECURITISATION OPERATING ACCOUNT AND RBSA SECURITISATION OPERATING
      ACCOUNT

      (i) The Receivables Trustee shall direct the Transferors and each Additional Transferor that Collections held by the Transferors or, as the case may be, such Additional Transferor on trust in the RBS Securitisation Operating Account, RBSA Securitisation Operating Account or Additional Transferor Operating Account for the benefit of the Receivables Trustee shall be transferred to the Trustee Collection Account as promptly as possible after the Date of Processing of such Collections but in no event later than the second Business Day following such Date of Processing. The date of any such transfer shall be referred to hereinafter as the "RELEVANT DATE".

      (ii) Notwithstanding Clause 5.2(a)(i), if any Transferor or any Additional Transferor or any of their respective subsidiaries or Affiliates is Trust Cash Manager or Co-Trust Cash Manager, the Receivables Trustee shall seek to ensure that such monies held on trust in the RBS Securitisation Operating Account, RBSA Securitisation Operating Account or the relevant Additional Transferor Operating Account that are identified as representing Ineligible Collections, shall not be transferred to the Trustee Collection Account but shall be distributed to the relevant Transferor Beneficiary or as such Transferor Beneficiary may direct whereupon such monies shall cease to be Trust Property and shall be owned by the relevant Transferor Beneficiary absolutely.

(b)   APPLICATION OF MONIES IN THE TRUSTEE COLLECTION ACCOUNT

      On the Relevant Date the Receivables Trustee shall, based on the Daily Report maintained by the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager pursuant to Clause 9.5(a) with respect to the related Date of Processing, promptly following the transfer of monies from the RBS Securitisation Operating Account or the RBSA Securitisation Operating Account or Additional Transferor Operating Account as referred to in Clause 5.2(a) on such Relevant Date, identify amounts, if any, included in such transfer representing the following:

      -      Incorrect Payments;

      -      Principal Collections;

      -      Unavailable Principal Collections;

      -      Finance Charge Collections and Acquired Interchange; and

      - Ineligible Collections (not distributed to the Transferor Beneficiaries pursuant to Clause 5.2(a)(ii) above);

      -      investment earnings accrued on the Trustee Collection Account,

      and apply such amounts on the Relevant Date, or in respect of the amounts set out in (vi) and (viii) below on the Transfer Date next following such Relevant Date, in accordance with this Clause 5. In particular, the Receivables Trustee shall instruct the Operating Bank to make the following distributions from the Trustee Collection Account in a manner consistent with the principles set out in this Deed as modified by any
      Supplement:

      (i) the amount of any Incorrect Payments notified to the Receivables Trustee which have not previously been allocated as Collections representing Trust Property, to the RBS Proceeds Account, RBSA Proceeds Account or, if applicable, the relevant Additional Transferor Proceeds Account, whereupon such monies shall cease to be Trust Property and shall be owned by the relevant Transferor Beneficiary absolutely;

      (ii) the amount of Ineligible Collections notified to the Receivables Trustee which have not previously been allocated as Principal Collections to the RBS Proceeds Account, RBSA Proceeds Account or, if applicable, the relevant Additional Transferor Proceeds Account, whereupon such monies shall cease to be Trust Property and shall be owned by the relevant Transferor Beneficiary absolutely;

      (iii) the aggregate amount of Cash Available for Acquisition and the aggregate amount of Unavailable Principal Collections which are utilised as determined pursuant to the related Supplement, to the extent required, from the Trustee Collection Account to the Trustee Acquisition Account (and a corresponding adjustment shall be made to the Undivided Principal Collections Ledger);

      (iv) the relevant amount of Principal Collections to the relevant Series Collection Account, as specified in or pursuant to the related Supplement for each Series;

      (v) subject to Clause 5.2(e), an amount equal to the product of (1) the sum of the Floating Transferor Percentages for the Monthly Period in which the Date of Processing of such Finance Charge Collections falls and (2) the aggregate amount of Finance Charge Collections processed on such Date of Processing (the "TRANSFEROR FINANCE CHARGE AMOUNT") from the Trustee Collection Account to the RBS Proceeds Account, RBSA Proceeds Account or, if applicable, the relevant Additional Transferor Proceeds Account or as each Transferor Beneficiary may direct (and a corresponding adjustment shall be made to the Finance Charge

             Collections Ledger) whereupon such monies shall cease to be Trust Property and shall be owned by the relevant Transferor Beneficiary absolutely;

      (vi) on each Transfer Date an amount equal to the product of (1) the sum of the Transferor Floating Percentages for the Monthly Period preceding such Transfer Date and (2) the aggregate amount of Acquired Interchange deposited by the Transferors and each Additional Transferor in the Trustee Collection Account (the "TRANSFEROR ACQUIRED INTERCHANGE AMOUNT") from the Trustee Collection Account to the RBS Proceeds Account, RBSA Proceeds Account or, if applicable, the relevant Additional Transferor Proceeds Account or as each Transferor Beneficiary may direct (and a corresponding adjustment shall be made to the Finance Charge Collections Ledger) whereupon such monies shall cease to be Trust Property and shall be owned by the Transferor Beneficiaries absolutely to the extent of their pro rata shares; and

      (vii) subject to Clause 5.2(f), an amount equal to the product of (1) the sum of the Floating Investor Percentages in respect of all Outstanding Series for the Monthly Period in which the relevant Date of Processing of such Finance Charge Collections falls and (2) the aggregate amount of Finance Charge Collections processed on such Date of Processing (the "INVESTOR FINANCE CHARGE AMOUNT") from the Trustee Collection Account to the relevant Series Collection Account or as each Investor Beneficiary may direct in relation to the amounts thereof referable to the Series in respect of which that relevant Investor Beneficiary is the Investor Beneficiary (and a corresponding adjustment shall be made to the Finance Charge Collections Ledger) whereupon such monies shall cease to be Undivided Bare Trust Property;

      (viii) on each Transfer Date an amount equal to (1) the sum of the Floating Investor Percentages in respect of all Outstanding Series for the Monthly Period preceding the Transfer Date and (2) the aggregate amount of Acquired Interchange deposited by the Transferors and each Additional Transferor in the Trustee Collection Account that month (the "INVESTOR ACQUIRED INTERCHANGE AMOUNT"), from the Trustee Collection Account to the relevant Series Collection Account or as each Investor Beneficiary may direct in relation to the amounts thereof referable to the Series in respect of which that relevant Investor Beneficiary is the Investor Beneficiary (and a corresponding adjustment shall be made to the Finance Charge Collections Ledger) whereupon such monies shall cease to be Undivided Bare Trust Property.

      Amounts remaining in the Trustee Collection Account after the application of monies referred to above and in any Supplement shall either remain deposited in the Trustee Collection Account until such time as they are utilised on succeeding Business Days in accordance with this Deed and any Supplement or are invested in Permitted Investments in accordance with Clause 5.1(g).

(c)   APPLICATION OF MONIES IN THE TRUSTEE ACQUISITION ACCOUNT

      On the Relevant Date the Receivables Trustee shall, promptly following the transfers of monies from the Trustee Collection Account as referred to in Clause 5.2(b) apply such amounts transferred to the Trustee Acquisition Account in accordance with this Clause 5. In particular the Receivables Trustee shall instruct the Operating Bank to make the following transfers from the Trustee Acquisition Account which will be made in a manner consistent with this Deed as modified by any Supplement:

      (i)    (1)  if the Receivables Trustee has decided to accept an Offer, the amount of Acceptance Price required to fund acceptance of such Offer (pursuant to the terms and subject to the conditions of the RSA) to the RBS Proceeds Account, RBSA Proceeds Account or the Additional Transferor Proceeds Account whereupon such monies shall cease to be Trust Property and shall be owned by the relevant Transferor or, as the case may be, the Additional Transferor absolutely;

             (2) if the Receivables Trustee has accepted an Offer, the amount (if any) required to meet the obligation of the Receivables Trustee to pay the Cash Price stipulated in such Offer in accordance with Clause 5.1 of the RSA, to the RBS Proceeds Account, RBSA Proceeds Account or the Additional Transferor Proceeds Account whereupon such monies shall cease to be Trust Property and shall be owned by the relevant Transferor or, as the case may be, the Additional Transferor absolutely;

             PROVIDED HOWEVER that each Transferor Beneficiary shall be obliged to fund the Receivables Trustee in respect of payments to be made to the Transferors and each Additional Transferor on any Business Day in excess of the Investor Cash Available for Acquisition to the extent of its pro rata share. The Receivables Trustee acknowledges (and the Transferors by their execution of this Deed and each Additional Transferor by its execution of an Accession Notice also acknowledges) that to the extent the Investor Cash Available for Acquisition is less than the aggregate amount of the payments to the Transferors and each Additional Transferor to be funded out of Cash Available for Acquisition by the Beneficiaries on any Business Day, such shortfall shall be met by a reduction by the amount of such shortfall in the aggregate amount payable to the Transferors and each Additional Transferor (as set out in Clause 13.3 of the RSA) and an increase in each relevant Transferor Interest in each case by the amount by which the amount payable to the relevant Transferor or Additional Transferor has been so reduced;

      (ii) the amount required to meet the obligation of the Receivables Trustee to make payments in respect of Future Receivables in accordance with Clause 5.2 of the RSA (and pursuant to the terms and subject to the conditions of the RSA), to the RBS Proceeds Account, RBSA Proceeds Account or the relevant Additional Transferor Proceeds Account whereupon such monies shall cease to be Trust Property and shall be owned by the relevant Transferor or, as the case may be, the Additional Transferor absolutely PROVIDED HOWEVER that each Transferor

             Beneficiary shall be obliged to fund the Receivables Trustee in respect of payments to be made to the Transferors and each Additional Transferor on any Business Day in excess of the Investor Cash Available for Acquisition to the extent of its pro rata share. The Receivables Trustee acknowledges (and the Transferors by their execution of this Deed and each Additional Transferor by its execution of an Accession Notice also acknowledges) that to the extent the Investor Cash Available for Acquisition is less than the aggregate amount of the payments to the Transferors and each Additional Transferor to be funded out of Cash Available for Acquisition by the Beneficiaries on any Business Day, such shortfall shall be met by a reduction by the amount of such shortfall in the aggregate amount payable to the Transferors and each Additional Transferor (as set out in Clause 13.3 of the RSA) and an increase in each relevant Transferor Interest in each case by the amount by which the amount payable to the relevant Transferor or Additional Transferor has been so reduced;

      (iii) on behalf of any Series in accordance with the related Supplement, the amount of Cash Available for Acquisition required to be applied to the Transferor Interest in order to increase the proportion of the beneficial interest of the Investor Beneficiaries in the Eligible Receivables Pool, to the RBS Proceeds Account, RBSA Proceeds Account and any Additional Transferor Proceeds Account(s) pro rata to each Transferor Beneficiary's entitlement to such monies whereupon such monies shall cease to be Trust Property and shall be owned by each Transferor Beneficiary absolutely to the extent of its pro rata share.

      (iv) amounts held in the Trustee Acquisition Account on any day as representing Cash Available for Acquisition which are not to be utilised on that day in funding the purchase of Eligible Receivables shall be distributed to the Transferor Beneficiaries in order to increase the proportion of the beneficial interest of the Investor Beneficiaries in the Eligible Receivables Pool (of the Undivided Bare Trust) and to decrease the proportion of the beneficial interest of each Transferor Beneficiary in the Eligible Receivables Pool (of the Undivided Bare Trust) pro tanto.

(d)   APPLICATION OF MONIES IN THE SERIES COLLECTION ACCOUNT

      On each Transfer Date the Receivables Trustee shall, based on the Monthly Report maintained by the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager pursuant to Clause 9.5(a) with respect to the related Date of Processing, promptly following the transfer of monies from the Trustee Collection Account instruct the Operating Bank to make the following distributions which shall be distributed as specified in any
      Supplement:

      (i) the relevant amount of Principal Collections credited to the relevant Series Principal Collections Ledger for credit to the relevant Series in the relevant account or ledger specified in or pursuant to the related Supplement for such Series (and a corresponding adjustment shall be made to the relevant Series Principal Collections Ledger); and

      (ii) the relevant amount of Finance Charge Collections and Acquired Interchange from the relevant Series Finance Charge Collections Ledger to such account or ledger as may be specified in or pursuant to such related Supplement for such Series (and a corresponding adjustment shall be made to the relevant Series Finance Charge Collections Ledger).

      Amounts remaining in the Series Collection Account after the application of monies referred to above and in any Supplement shall either remain deposited in the Series Collection Account until such time as they are utilised on succeeding Business Days in accordance with this Deed and any Supplement or are invested in Permitted Investments in accordance with Clause 5.1(g).

(e)   APPLICATION OF MONIES IN ADDITIONAL TRUST ACCOUNTS

      Amounts deposited in Additional Trust Accounts shall be applied in accordance with the provisions of any related Supplement and Clause 5.1(f).

(f)   ANNUAL FEES

      Notwithstanding any provision of the RSA which provides that Receivables representing Annual Fees assigned to or held on trust for the Receivables Trustee ("ANNUAL FEE RECEIVABLES") constitute Finance Charge Receivables or Principal Receivables for the purpose of calculating the consideration payable for Receivables assigned to or held on trust for the Receivables Trustee, the Receivables Trustee shall, if so directed by each Transferor Beneficiary by prior notice in writing to the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager, the Receivables Trustee and the Rating Agencies, treat such Annual Fee Receivables (and Collections in respect thereof) for the purposes of this Deed and any Supplement in such manner as specified in a certificate to the Receivables Trustee, PROVIDED, HOWEVER, that (i) any such certificate shall have effect only in relation to Receivables which are acquired by or held on trust for the Receivables Trustee (whether as Existing Receivables or as Future Receivables) after the time when such certificate is issued; and (ii) in the absence of such certificate, such Annual Fee Receivables shall be treated as Finance Charge Receivables and Collections in respect thereof shall be treated as Finance Charge Collections, PROVIDED FURTHER, HOWEVER, that any direction by any Transferor Beneficiary as to the treatment of Annual Fee Receivables pursuant to this Clause 5.2(f) shall not be of any effect unless such Transferor Beneficiary certifies in such certificate that it has received an Opinion of Counsel that the treatment specified for Annual Fees and Collections in respect thereof will not have any material adverse effect on the treatment of the Receivables Trust and the Beneficiaries for United Kingdom tax purposes.

(g)   EARNINGS ON PERMITTED INVESTMENTS

      The Receivables Trustee shall from time to time, acting on the advice of the Trust Cash Manager or any Co-Trust Cash Manager, on each Transfer Date transfer monies credited to Trust Accounts which represent investment earnings accrued on Permitted Investments made using monies deposited in such Trust Accounts and to which the Transferor Beneficiaries are beneficially entitled pursuant to Clause 3.2(c)(ii) and to which the Investor Beneficiaries are beneficially entitled pursuant to Clause 3.2(a) (less any amount deducted to meet costs incurred in making and changing investments as provided in Clause 5.1(g)(i)) to each Transferor Beneficiary or to the Investor Beneficiary, as applicable, to the extent of its pro rata share as it may direct, whereupon such monies shall cease to be Trust Property and shall be owned by such Transferor Beneficiary or Investor Beneficiary, as applicable, absolutely.

5.3   ADJUSTMENTS

(a) RECEIVABLES IN DEFAULTED ACCOUNTS, CREDIT ADJUSTMENTS AND REDUCTIONS IN RECEIVABLES

      If at any time prior to the dissolution of the Receivables Trust for any reason whatsoever, any Principal Receivable becomes a Receivable in a Defaulted Account or a Reduction or a Credit Adjustment is required in relation to any Principal Receivable the amount of such Receivable in a Defaulted Account or the subject of a Credit Adjustment or a Reduction shall be applied against the Transferor Interest and each Investor Interest as follows:

      (i) in the case of a Receivable in a Defaulted Account which was an Eligible Receivable prior to such time such Account became a Defaulted Account, by allocating such amount between each Transferor Beneficiary and each Investor Beneficiary in respect of each Series in accordance with their respective Floating Percentages for the Monthly Period in which such Account become a Defaulted Account (as distributed in a manner consistent with this Deed as amended by any Supplement)), reducing the Transferor Interest accordingly and treating the resulting Investor Default Amount for each Series as provided in the related Supplement;

      (ii) in the case of a Credit Adjustment or a Reduction by allocating such amount to each Transferor Beneficiary to the extent of its pro rata share and reducing the relevant Transferor Interest accordingly until such time as the Transferor Interest shall be zero, PROVIDED, HOWEVER, that if the amount of such Credit Adjustment or Reduction is greater than the amount of the Transferor Interest on such date of determination then the Receivables Trustee shall seek to enforce its remedy against the Transferors and each Additional Transferor under Clause 10.3 of the RSA which provides that the Transferors or relevant Additional Transferor shall make a payment to the Receivables Trustee in accordance with Clause 10.4 of the RSA; and

      (iii) in the case of a Receivable in a Defaulted Account which was an Ineligible Receivable prior to such time as such Account became a Defaulted Account, by reducing the Transferor Ineligible Interest by the amount of such Receivable in a Defaulted Account until such time as the Ineligible Receivables Pool reaches zero;

      and the entitlement of the Beneficiaries to Trust Property shall be adjusted accordingly. The Receivables Trustee shall maintain at all times accurate records reflecting Receivables in

      Defaulted Accounts, Credit Adjustments or Reductions and the allocation thereof amongst the Beneficiaries.

(b)   INCORRECT PAYMENTS

      If from time to time payments of monies are incorrectly deemed to be Trust Property and paid into the Trustee Collection Account ("INCORRECT PAYMENTS"), such monies may be deemed to be Collections representing Trust Property and allocated in a manner consistent with this Deed (as amended by any Supplement) unless prior to such allocation the Receivables Trustee is notified by the Trust Cash Manager or any Co-Trust Cash Manager that such monies are Incorrect Payments. Notwithstanding the above, promptly following the notification to the Receivables Trustee by the Trust Cash Manager or Co-Trust Cash Manager that such payments were incorrectly deemed to be Trust Property and, if applicable, have been incorrectly allocated, the Receivables Trustee shall:

      (i) apply Trust Property in a manner consistent with this Deed (as amended by any Supplement) to repay such Incorrect Payments; and

      (ii) amend its books of account to record that (A) the pool of Ineligibles Bare Trust Property has been increased by the amount of Principal Receivables, if any, equal to the amount of Incorrect Payments incorrectly allocated as Principal Collections (and such amount of Incorrect Payments shall be treated as having been repaid), (B) the Transferor Interest has been increased by the same amount of Principal Receivables, if any, which were incorrectly added to the Eligible Receivables Pool and (C) following any reduction of an amount of Incorrect Payments incorrectly allocated as Finance Charge Collections from Finance Charge Collections, such amount of Incorrect Payments incorrectly allocated as Finance Charge Collections, if any, shall be treated as having been repaid;

      and the entitlement of the Beneficiaries to Trust Property shall be adjusted accordingly.

(c)   ALLOCATED INELIGIBLE COLLECTIONS

      If from time to time payments of monies into the Trustee Collection Account representing Ineligible Collections are incorrectly deemed to be Principal Collections in respect of Eligible Receivables such monies may be allocated as such in accordance with this Deed (as amended by any Supplement) unless prior to such allocation the Receivables Trustee is notified by the Trust Cash Manager or any Co-Trust Cash Manager that such monies are Ineligible Collections ("ALLOCATED INELIGIBLE COLLECTIONS"). Notwithstanding the above, promptly following the notification to the Receivables Trustee by the Trust Cash Manager or such Co-Trust Cash Manager that Allocated Ineligible Collections have been so allocated as Principal Collections in respect of Eligible Receivables, the Receivables Trustee shall:

      (i) apply Trust Property in a manner consistent with the principles set out in this Deed (as amended by any Supplement) to re-apply such Allocated Ineligible Collections correctly; and

      (ii) amend its books of account to record that (A) the Ineligible Receivables Pool has been decreased by the amount of Allocated Ineligible Collections previously incorrectly allocated as Principal Collections and the Eligible Receivables Pool has been increased by the same amount and (B) the Transferor Ineligible Interest has been decreased by the same amount so subtracted from the Ineligible Receivables Pool and the Transferor Interest has been increased by the amount so added to the Eligible Receivables Pool;

      and the entitlement of the Beneficiaries to Trust Property shall be adjusted accordingly.

(d)   INELIGIBLE RECEIVABLES

      If from time to time Ineligible Receivables are assigned to or held on trust for the Receivables Trustee as a result of a breach of representation by the Transferors or any Additional Transferor pursuant to Clause 17.2 or 17.3 of the RSA, and payments to the Transferors or such Additional Transferor in respect thereof were incorrectly funded by the Beneficiaries on the basis that such Receivables were Principal Receivables which are Eligible Receivables, notwithstanding the remedies available to the Receivables Trustee pursuant to the RSA, in such circumstances the Receivables Trustee shall ensure that such error is corrected by:

      (i) reducing the Transferor Interest by the amount of such Ineligible Receivables until such time as it reaches zero PROVIDED, HOWEVER, that if the amount of such Ineligible Receivables exceeds the amount of the Transferor Interest on such date of determination then the Receivables Trustee shall also require the Transferors or such Additional Transferor to make a payment of cash to the Receivables Trustee equal to the amount of such excess in order to comply with the provisions of Clause 11.1 of the RSA; and

      (ii) amending its books of account to record that (A) the Eligible Receivables Pool has been decreased by the amount of Ineligible Receivables previously incorrectly added to the Eligible Receivables Pool and, subject to Clause 11.3 of the RSA, the Ineligible Receivables Pool has been increased by the same amount, and (B) the Transferor Ineligible Interest has been increased by the same amount so added to the Ineligible Receivables Pool;

      and the entitlement of the Beneficiaries to Trust Property shall be adjusted accordingly.

6.    PAY OUT EVENTS

6.1   TRUST PAY OUT EVENTS

      If any one of the following events (each a "TRUST PAY OUT EVENT") shall occur:

(a) the Transferors or any Additional Transferor shall consent or take any corporate action in relation to the appointment of a receiver, administrator, administrative receiver, liquidator, trustee or similar officer of it or relating to all or substantially all of its revenues and assets;

(b) proceedings shall be initiated against any Transferor or any Additional Transferor under any applicable liquidation, insolvency, composition, re-organisation or similar laws for its winding up, dissolution, administration or re-organisation and such proceedings are not discharged within 60 days or a receiver, administrator, administrative receiver, liquidator, trustee or similar officer of it or relating to all or substantially all of its revenues and assets is legally and validly appointed and such appointment is not discharged within 14 days;

(c) a duly authorised officer of any Transferor or any Additional Transferor shall admit in writing that the relevant Transferor or relevant Additional Transferor is unable to pay its debts as they fall due within the meaning of Section 123(1) of the Insolvency Act 1986 or any Transferor or any Additional Transferor makes a general assignment for the benefit of or a composition with its creditors or voluntarily suspends payment of its obligations with a view to the general readjustment or rescheduling of its indebtedness;

(d) any Transferor or any Additional Transferor shall become unable for any reason to transfer Receivables arising on Designated Accounts to the Receivables Trust in the manner contemplated in the RSA;

(e) any Transferor or any Additional Transferor ceases to be resident for tax purposes in the United Kingdom or otherwise ceases to be within the charge to United Kingdom corporation tax; or

(f)   either

      (i) a change in law or its interpretation or administration results in the Receivables Trustee becoming liable to make any payment on account of tax (other than stamp duty payable in the United Kingdom in respect of the transfer of Receivables pursuant to the RSA); or

      (ii) any tax authority asserts a tax liability against, or takes any other action in relation to, any Transferor or any Additional Transferor or any of their respective subsidiaries in connection with the transactions provided for in the Relevant Documents and as a result of any of the foregoing there could be an adverse effect on the position of all or any of such companies which is more than trivial, Provided that:

             (A) without prejudice to the generality of this Clause 6.1(f)(ii), it will be established for the purposes hereof that there could be such an adverse effect which is more than trivial if the Transferors or such Additional Transferor obtains an Opinion of Counsel to that effect; and

             (B) an event falling within this Clause 6.1(f)(ii) shall be treated as occurring on the date on which the relevant Transferor or relevant Additional Transferor (in either case in its capacity as a Transferor Beneficiary) gives notice in writing thereof to the Receivables Trustee.

      then:

             (1) in the case of a Trust Pay Out Event under paragraph (a), (b) or (c) (any such event an "INSOLVENCY EVENT") above, a Series Pay Out Event will occur in respect of each Series and each Beneficiary within such Series and each Transferor Beneficiary (and the provisions of Clause 6.2 and 6.3 will become applicable); or

             (2) in the case of any other Trust Pay Out Event a Series Pay Out Event will occur in respect of each Series and each Beneficiary within such Series (and the provisions of Clause
                  6.2 will become applicable),

      in each case without any notice or other action on the part of the Receivables Trustee or any Beneficiary immediately upon the occurrence of such event.

6.2   SERIES PAY OUT EVENTS

      Subject to Clause 6.1, Series Pay Out Events with respect to any Series and each Beneficiary within such Series will be specified in any related Supplement.

6.3   ADDITIONAL RIGHTS UPON THE OCCURRENCE OF CERTAIN EVENTS

(a) If a Trust Pay Out Event under Clause 6.1(a), (b) or (c) above occurs in respect of any Transferor or any Additional Transferor on such day (the "APPOINTMENT DAY"), the following effects shall occur:

      (i) the relevant Transferor or relevant Additional Transferor shall immediately give notice to the Receivables Trustee of the occurrence of such Insolvency Event;

      (ii) subject to (iii) below, Future Receivables coming into existence on or following the Appointment Day will not be assigned to or held on trust for the Receivables Trustee;

      (iii) Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been assigned to or held on trust for the Receivables Trustee shall continue to form part of the Trust Property of the Receivables Trust and Collections with respect thereto shall continue to be allocated and applied in accordance with Clause 5;

      (iv) the Receivables Trustee shall not be entitled to accept any further Offers to purchase Receivables from the Transferors or any Additional Transferor; and

      (v) subject to completion of the liquidation, winding-up and dissolution procedures described below the Receivables Trust will be dissolved.

(b)   Within 15 days of the Appointment Day, the Receivables Trustee shall:

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      (i)    cause to be published a notice in an Authorised Newspaper that an
             Insolvency Event has occurred, that the Receivables Trustee intends to sell, dispose of or otherwise liquidate the Receivables which constitute Trust Property in a commercially reasonable manner and that subject to completion of such sale, disposal or other liquidation, the Receivables Trust will be dissolved; and

      (ii) send written notice to the Beneficiaries describing the provisions of this Clause 6.3 and requesting instructions from such Beneficiaries. Unless within 60 days from the day notice pursuant to sub-paragraph (i) above is first published, the Receivables Trustee shall have received written instructions from Beneficiaries representing more than 50 per cent. of the Combined Aggregate Investor Interest and each Transferor Beneficiary (in each case if not subject to an Insolvency Event) and any other person specified as so entitled in any Supplement to the effect that such Beneficiaries and persons, if any, disapprove of the liquidation of the Receivables which constitute Trust Property and any other assets and wish to continue with the Receivables Trustee accepting Offers and purchasing Receivables pursuant to the terms and subject to the conditions of the RSA as before such Insolvency Event, the Receivables Trustee shall promptly sell, dispose of or otherwise liquidate the Receivables and other assets in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids. The Receivables Trustee may obtain a prior determination from any such insolvency officer referred to in paragraph (a) of Clause 6.1 that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable (which determination the Receivables Trustee shall be entitled to regard as conclusive). The provisions of Clause 6.1 and Clause 6.3 shall not be deemed to be mutually exclusive.

(c) The proceeds from the sale, disposition or liquidation of the Receivables and other assets of the Receivables Trust pursuant to paragraph (b) above ("INSOLVENCY PROCEEDS") shall be treated as Collections in respect of the Receivables and other assets of the Receivables Trust and shall be allocated and applied in accordance with the provisions of Clause 5. Insolvency Proceeds shall be allocated to Finance Charge Receivables and Principal Receivables in the same proportion such Receivables bore to one another on the immediately preceding Determination Date.

(d) Unless the Receivables Trustee receives written instructions from Beneficiaries and other persons as provided in Clause 6.3(b)(ii), on the day following the last Transfer Date following the Monthly Period during which the proceeds referred to in paragraph (c) above are distributed to the Beneficiaries, and subject to the condition that the Investor Interest shall have been reduced to zero as a result of such distributions, the Receivables Trustee shall take any and all necessary additional steps to ensure that the Receivables Trust is dissolved. To this intent if any Trust Property exists following the distribution of the proceeds referred to in the previous sentence, the Receivables Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse to the

      Receivables Trustee, as shall be necessary to vest in each Transferor Beneficiary as residuary beneficiary or, as it may direct, all right, title and interest of the Receivables Trustee in such Trust Property and the Receivables Trustee shall follow any reasonable direction of the Transferor Beneficiaries in that regard. The Receivables Trustee shall be entitled to be indemnified from the proceeds referred to above and Trust Property allocated to the Transferor Beneficiaries for any expenses incurred in connection with the performance by the Receivables Trustee of its obligations under this paragraph (d).

(e) The Receivables Trustee may appoint a sub-agent or agents and such other professional advisers as it deems necessary or prudent to assist with its responsibilities pursuant to this Clause 6 with respect to competitive bids.

                                     PART 3
                THE RECEIVABLES TRUSTEE AND THE RECEIVABLES TRUST

7.    THE RECEIVABLES TRUSTEE

7.1   DUTIES OF THE RECEIVABLES TRUSTEE

(a) The Receivables Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Deed to the extent required or permitted under and in compliance with applicable law and regulations. All of the following provisions of this Clause 7.1 are subject and without prejudice to Clause 2.1 and shall be construed having regard to Clause 2.1.

(b) The duties of the Receivables Trustee shall be to operate the Trust Accounts and purchase Receivables in accordance with the provisions of this Deed and any Relevant Document in a manner consistent with this Deed. The Receivables Trustee shall take those reasonable steps available to it to ensure that any movements of monies into and out of the Trust Accounts on any Business Day shall be for value on the same day.

(c) The Receivables Trustee shall, if it has actual knowledge of the same, act promptly to exercise its rights under any bank mandate relating to a bank account in respect of which it is a beneficiary of a trust declared over such account to prevent monies representing Trust Property being paid from such bank account to a bank account which is not a Trust Account and which was overdrawn at the close of business on the preceding Business Day in London only (unless the Receivables Trustee shall have received evidence satisfactory to it that such overdraft has been satisfied). The Receivables Trustee shall cease to exercise such rights at such time as the relevant bank account ceases to be overdrawn.

(d) The Receivables Trustee shall (or shall procure that its agent shall, on its behalf) maintain proper books of account in respect of its duties as trustee of the Receivables Trust and shall (or shall procure that its agent shall, on its behalf) maintain records of all assets held by it and all payments made by it in such capacity.

(e) The Receivables Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Receivables Trustee which are specifically required to be furnished pursuant to any provision of this Deed or any Relevant Document, shall cause them to be examined to determine whether they substantially conform to the requirements of this Deed or such Relevant Document.

(f) On receipt of an Offer in accordance with Clause 2 of the RSA, the Receivables Trustee shall consider whether it would be in the best interests of the Beneficiaries to accept such Offer, and, subject to Clause 7.16 below and notwithstanding Clause 7.13(c) below shall only accept such Offer if it considers that to do so would be in the best interests of the Beneficiaries.

(g) The Receivables Trustee shall from time to time, subject to it having received a Defaulted Accounts Instruction Notice from each Beneficiary, which notice has not been withdrawn by the Beneficiaries on the instructions of the Security Trustee, enter into agreements to assign or release from trust the Receivables in any Defaulted Account which has been notified to the Receivables Trustee as a Defaulted Account by the Servicer or any Co-Servicer and in respect of which any Transferor or any Additional Transferor has notified the Servicer or relevant Co-Servicer that it is willing to purchase the Receivables on such Defaulted Account. The Receivables Trustee shall take any action or execute any document or documents which shall be required in order to give effect to such assignment or release.

(h) The appointment of the Trust Cash Manager pursuant to Clause 9.1(a), and any Co-Trust Cash Manager pursuant to Clause 9.1(b) and the implementation of advice received from the Trust Cash Manager or any Co-Trust Cash Manager, shall (unless and until terminated) be deemed to constitute performance by the Receivables Trustee of its fiduciary obligations hereunder or pursuant to any fiduciary duties on trustees implied by law in respect of such matters. Without prejudice to the foregoing, it is expressly agreed and acknowledged that no delegation by the Receivables Trustee will absolve or release the Receivables Trustee from its liabilities or obligations hereunder in the event that the Trust Cash Manager or any Co-Trust Cash Manager shall default in the performance of its obligations as Trust Cash Manager or Co-Trust Cash Manager, as the case may be.

(i) The Receivables Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of any Investor Beneficiary relating to the time, method and place of conducting any proceeding for any remedy available to the Receivables Trustee, or exercising any trust, discretion or power conferred upon the Receivables Trustee in relation to such Investor Beneficiary, under this Deed or any Relevant Document.

(j) The Receivables Trustee shall not be charged with knowledge of any failure by the Trust Cash Manager or any Co-Trust Cash Manager referred to in Clause 11.1 unless the Receivables Trustee receives written notice of such failure from the Trust Cash Manager, any Co-Trust Cash Manager or any Investor Beneficiary adversely affected thereby.

(k) The Receivables Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it believes that the repayment of such funds or adequate indemnity against such risk or liability is not assured to it to its reasonable satisfaction, and none of the provisions contained in this Deed or any Relevant Document shall in any event require the Receivables Trustee to perform or procure the performance of, or be responsible for the manner of the performance of, any of the obligations of the Trust Cash Manager or any Co-Trust Cash Manager under this Deed.

(l) Except for actions expressly authorised herein or in any Supplement, the Receivables Trustee shall take no action to impair the interests of the Beneficiaries of the Receivables Trust in any Receivable now existing or hereafter created or to impair the value of any Receivable now existing or hereafter created.

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

(m) Other than as expressly contemplated in this Deed or any Relevant Document, the Receivables Trustee shall have no power to deal with Trust Property or supplement, amend or vary the Receivables Trust.

(n) If at any time the Receivables Trustee shall have reasonable grounds to believe that advice received from the Trust Cash Manager or any Co-Trust Cash Manager is incorrect, it shall promptly notify the Trust Cash Manager or such Co-Trust Cash Manager of such matter PROVIDED, HOWEVER, that if the Trust Cash Manager or Co-Trust Cash Manager disagrees that such advice is incorrect the Receivables Trustee shall promptly act in accordance with the advice given by the Trust Cash Manager or Co-Trust Cash Manager and shall be entitled so to do.

(o) Each month the Receivables Trustee will provide the Investor Beneficiaries in respect of each Series with a certificate detailing the information and calculations specified to be included in such certificate in the relevant Supplement for each such Series (each such certificate a "SCHEDULE OF CALCULATIONS")

7.2   CERTAIN MATTERS AFFECTING THE RECEIVABLES TRUSTEE

      Except as otherwise provided in Clause 7.1:

(a) the Receivables Trustee may rely on and shall be protected in acting, or in refraining from acting in accordance with, any Offer, the initial report, the Daily Report, the Monthly Trust Cash Manager's Report, the Annual Trust Cash Manager's Report, the monthly payment instructions and notification to the Receivables Trustee, the monthly Investor Beneficiaries statement, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Deed or any Relevant Document by the proper party or parties;

(b) the Receivables Trustee may rely on any Opinion of Counsel addressed to it, and any such Opinion of Counsel shall be full and complete authorisation and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(c) the Receivables Trustee shall be entitled to assume, for the purposes of exercising any power, trust, authority, duty or discretion under or in relation to any Relevant Document that such exercise will not adversely affect the interest of the Investor Beneficiaries if each Rating Agency has given written confirmation that such Rating Agency would not, as a result of such exercise, reduce or withdraw its then current rating of any outstanding Associated Debt;

(d) the Receivables Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Deed or the RSA or any agreement relating to any Enhancement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of an Investor Beneficiary, pursuant to the provisions of this Deed, unless such Investor Beneficiary shall have offered to the reasonable satisfaction of the Receivables Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Receivables Trustee of the obligations, upon the occurrence of any Trust Cash Manager Default (which has not been cured), to exercise such of the rights and powers vested in it by this Deed or the RSA and any agreement relating to any Enhancement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

(e) the Receivables Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorised or within the discretion or rights or powers conferred upon it by this Deed or any Relevant Document;

(f) the Receivables Trustee shall not be bound to make any investigation into any facts or matters stated in any Offer, the initial report, the Monthly Trust Cash Manager's Report, the Daily Report, the Annual Trust Cash Manager's Report, the Schedule of Calculations, the monthly payment instructions and notification to the Receivables Trustee, the monthly Investor Beneficiaries statement, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by any Investor Beneficiary which could be adversely affected if the Receivables Trustee does not perform such acts;

(g) the Receivables Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Receivables Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with all due care by it hereunder; and

(h) the Receivables Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Designated Accounts for the purpose of establishing the presence or absence of defects, the compliance by RBS, RBS Advanta, or any Additional Transferor or Co-Trust Cash Manager with its representations and warranties or for any other purpose.

7.3   RECEIVABLES TRUSTEE NOT LIABLE FOR VALIDITY OR SUFFICIENCY

      Except as set forth in Clause 7.12, the Receivables Trustee makes no representations as to the validity or sufficiency of this Deed or any Relevant Document or of the beneficial entitlement of the Beneficiaries to Trust Property as evidenced by the Trust Certificates (other than the certificate of authentication on the Trust Certificates) or of any Receivable or related document. The Receivables Trustee shall not be accountable for the use or application by any Transferor or any Additional Transferor of any of its beneficial entitlement to Trust Property or of the proceeds of any transfer of its beneficial entitlement, or for the use or application of any funds paid to the Transferors or any Additional Transferor in respect of the Receivables or deposited in or withdrawn from any Trust Account by the Trust Cash Manager or any Co-Trust Cash Manager.

7.4   RESIGNATION OR REMOVAL OF THE RECEIVABLES TRUSTEE

(a) The Receivables Trustee may at any time resign and be discharged from the Receivables Trust hereby created by giving written notice thereof to the Transferor Beneficiaries and the Investor Beneficiary (and any other beneficiaries). Upon receiving such notice of resignation, each Transferor Beneficiary shall be vested jointly with the power to appoint a successor trustee and shall promptly appoint such successor trustee as detailed in Clause 7.5 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Receivables Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted within 30 days after the giving of such notice of resignation, the resigning Receivables Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Receivables Trustee shall be legally unable to act, or shall be adjudged insolvent, or a receiver of the Receivables Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Receivables Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor Beneficiaries may collectively, but shall not be required to, remove the Receivables Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Receivables Trustee so removed and one copy to the successor trustee.

(c) The Beneficiaries may at any time by unanimous vote resolve to remove the Receivables Trustee as trustee of the Receivables Trust and shall do so by giving written notice thereof to the Receivables Trustee. Upon such notice of removal being given each Transferor Beneficiary shall be vested jointly with the power to appoint a successor trustee and shall promptly appoint such successor trustee as detailed in Clause 7.5 by written instrument, in duplicate, one copy of which instrument shall be delivered to the Receivables Trustee being removed and one copy to the successor trustee.

(d) Any resignation or removal of the Receivables Trustee and appointment of a successor trustee pursuant to any of the provisions of this Clause 7.4 shall not become effective until:

      (i) acceptance of appointment by the successor trustee as provided in Clause 7.5 hereof and any liability of the Receivables Trustee arising hereunder shall survive such appointment of a successor trustee; and

      (ii) confirmation has been received from each Rating Agency that the appointment of the successor trustee will not result in such Rating Agency reducing or withdrawing its then current rating on any outstanding Associated Debt.

7.5   SUCCESSOR RECEIVABLES TRUSTEE

(a) Any successor trustee appointed as provided in Clause 7.4 hereof shall, unless each Transferor Beneficiary requires otherwise, be a person belonging outside the member states of the European Union for VAT purposes and shall execute, acknowledge and deliver to each Transferor Beneficiary and to its predecessor Receivables Trustee an instrument accepting such appointment hereunder and transferring the Trust Property to such successor trustee, and thereupon the resignation or removal of the predecessor Receivables Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with the Trust Property and all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Receivables Trustee herein. The predecessor Receivables Trustee shall deliver to the successor trustee all documents and statements held by it hereunder, and each Transferor Beneficiary and the predecessor Receivables Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all Trust Property and such rights, powers, duties and obligations.

(b) Upon acceptance of appointment by a successor trustee as provided in this Clause 7.5, such successor trustee shall mail notice of such succession hereunder to all Beneficiaries.

7.6   APPOINTMENT OF CO-RECEIVABLES TRUSTEE OR SEPARATE RECEIVABLES TRUSTEE

(a) Notwithstanding any other provisions of this Deed, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Property may at the time be located, the Receivables Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Receivables Trust, and to vest in such person or persons, in such capacity and for the benefit of the Beneficiaries, such title to the Receivables Trust or any Trust Property or any part thereof, and, subject to the other provisions of this Clause 7.6, such powers, duties, obligations, rights and trusts as the Receivables Trustee may consider necessary or desirable. No notice to Beneficiaries of the appointment of any co-trustee or separate trustee shall be required under Clause 7.5 hereof. The Receivables Trustee shall be required to obtain the prior written consent of the Transferor Beneficiaries before making any appointment pursuant to this Clause 7.6(a) and no such appointment shall be valid unless such consent has been obtained PROVIDED, HOWEVER that the Transferor Beneficiaries shall be entitled to withhold their consent only if it is not established to their reasonable satisfaction that (so far as is consistent with the legal requirements referred to in this Clause 7.6(a)) the relevant co-trustee or co-trustees or separate trustee or separate trustees will belong outside the member states of the European Union for VAT purposes or (if the foregoing is not consistent with the said legal requirements) within the member states of the European Union but outside the United Kingdom for the purposes of the Value Added Tax Act 1994.

(b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

      (i) all rights, powers, duties and obligations conferred or imposed upon the Receivables Trustee shall be conferred or imposed upon and exercised or performed by the Receivables Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorised to act separately without the Receivables Trustee joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Receivables Trustee hereunder or as successor to the Trust Cash Manager or any Co-Trust Cash Manager hereunder), the Receivables Trustee shall be incompetent or unqualified to perform such act or acts, in which events such rights, powers, duties and obligations (including the holding of title to the Receivables Trust or any Trust Property or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Receivables Trustee;

      (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

      (iii) the Receivables Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c) Any notice, request or other writing given to the Receivables Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Deed and the conditions of this Clause 7. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Receivables Trustee or separately, as may be provided therein, subject to all the provisions of this Deed, specifically including every provision of this Deed relating to the conduct of, affecting the liability of, or affording protection to, the Receivables Trustee. Every such instrument shall be filed with the Receivables Trustee and a copy thereof given to the Trust Cash Manager and any Co-Trust Cash Manager.

(d) Any separate trustee or co-trustee may at any time constitute the Receivables Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Deed or any Relevant Document on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Receivables Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

7.7   TAX RETURNS

      In the event that the Receivables Trustee shall be required to file tax returns in respect of the Receivables Trust, the Receivables Trustee, as soon as practicable after it is made aware of such requirement, shall prepare or cause to be prepared any tax returns required to be filed by the Receivables Trust and, to the extent possible, shall file such returns at least five days before such returns are due to be filed. The Receivables Trustee is hereby authorised to sign any such return on behalf of the Receivables Trust. The Receivables Trustee will instruct the

      Trust Cash Manager or, if applicable, any Co-Trust Cash Manager to prepare or cause to be prepared all tax information required by law to be delivered to Beneficiaries and to deliver such information to the Receivables Trustee at least five Business Days prior to the date it is required by law to be delivered to Beneficiaries. The Receivables Trustee will instruct the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager, upon request, to furnish the Receivables Trustee with all such information known to the Trust Cash Manager or Co-Trust Cash Manager as may be reasonably required in connection with the preparation of all tax returns of the Receivables Trust. In no event shall the Receivables Trustee, the Trust Cash Manager or any Co-Trust Cash Manager be contractually liable in respect of any liabilities, costs or expenses of the Receivables Trust, the Investor Beneficiaries or any other person arising under any tax law (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

7.8   RECEIVABLES TRUSTEE MAY ENFORCE CLAIMS WITHOUT BENEFICIARIES

      To the extent permitted by law, all rights of action and claims under this Deed or any Relevant Document or with respect to any Beneficiary (including any Enhancement Provider) and any related Supplement may be prosecuted and enforced by the Receivables Trustee without the joining of any Beneficiary (including any Enhancement Provider) in any proceeding relating thereto, and any such proceeding instituted by the Receivables Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Receivables Trustee, its agents and legal advisers, constitute Trust Property and be for the rateable benefit of any Beneficiaries in respect of which such judgement has been obtained.

7.9   SUITS FOR ENFORCEMENT

      If a Trust Cash Manager Default shall occur and be continuing, the Receivables Trustee shall, if it is so directed by Investor Beneficiaries representing in aggregate more than 50% of the Aggregate Investor Interest, subject to the provisions of Clause 7.1, proceed to protect and enforce its rights and the rights of any Investor Beneficiaries under this Deed or any Relevant Document by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Deed or any Relevant Document or in aid of the execution of any power granted in this Deed or for the enforcement of any other legal, equitable or other remedy as the Receivables Trustee, being advised by counsel, shall deem most effective to protect and enforce any of the rights of the Receivables Trustee or any Investor Beneficiary.

7.10  CONSIDERATION OF THE INTERESTS OF THE BENEFICIARIES

(a) The Receivables Trustee shall, as regards all the powers, trusts, authorities, duties and discretions vested in it under this Deed or other Relevant Documents, except where expressly provided otherwise, have regard to the interests of the Investor Beneficiaries and the Transferor Beneficiaries.

(b) Where, in the opinion of the Receivables Trustee, there is a conflict between the interests of certain Beneficiaries and the interests of any of the other Beneficiaries, the Receivables Trustee shall, notwithstanding anything to the contrary contained in this Deed or other Relevant Documents, have regard first to the interests of the Investor Beneficiaries (excluding any Enhancement Providers), then to the Transferor Beneficiaries and then to the interests of the Enhancement Providers and, subject to any other claims it may otherwise have against the Receivables Trustee including, without limitation, pursuant to Clauses
      7.12 and 7.13, no Transferor Beneficiary or Enhancement Provider shall have a claim against the Receivables Trustee for so doing.

(c) Notwithstanding (a) and (b) above, where the Receivables Trustee is required under this Deed or other Relevant Documents to have regard to the interests of an Investor Beneficiary in respect of any relevant Series (whether or not the Series in question relate to a single Investor Beneficiary or whether two or more of the Series in question relate to different Investor Beneficiaries) and where, in the opinion of the Receivables Trustee, there is a conflict between the interests of such Series, the Receivables Trustee shall be entitled to act in accordance with directions received from such Investor Beneficiaries pursuant to Clause 7.11 and no Investor Beneficiaries shall have any claim against the Receivables Trustee for so doing.

7.11  RIGHTS OF INVESTOR BENEFICIARIES TO DIRECT THE RECEIVABLES TRUSTEE

      Investor Beneficiaries representing in aggregate more than 50% of the Combined Aggregate Investor Interest (or, with respect to any remedy, trust or power that does not relate to all Investor Beneficiaries, 50% of the Investor Interest represented by the affected Series (or Classes comprised therein if applicable) to which such remedy, trust or power relates) shall have the right to direct the Receivables Trustee in the exercise of any discretion, conferred on the Receivables Trustee and also the time, method and place of conducting any proceeding for any remedy available to the Receivables Trustee, PROVIDED, HOWEVER, that subject to Clause 7.1, the Receivables Trustee shall have the right to decline to follow any such direction if the Receivables Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Receivables Trustee in good faith shall determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Investor Beneficiaries in respect of Series not parties to such direction; and provided further that nothing in this Deed shall impair the right of the Receivables Trustee to take any action deemed proper by the Receivables Trustee and which is not inconsistent with such direction of such Series.

7.12  REPRESENTATIONS AND WARRANTIES OF THE RECEIVABLES TRUSTEE

      The Receivables Trustee represents and warrants on the date hereof and on each Acquisition Date that:

      (i) the Receivables Trustee has full power, authority and right to execute, deliver and perform this Deed and each Relevant Document to which it is a party, and has taken all necessary action to authorise the execution, delivery and performance by it of this Deed and each such Relevant Document; and

      (ii) each of this Deed and each Relevant Document to which it is a party has been duly executed and delivered by the Receivables Trustee.

7.13  COVENANTS BY THE RECEIVABLES TRUSTEE

(a) Save as provided for or as contemplated in this Deed and the Receivables Trust constituted hereby, the Receivables Trustee hereby covenants in favour of the Beneficiaries in its capacity as Receivables Trustee and also in its capacity as purchaser of the Receivables pursuant to the RSA that it shall not, without the prior written consent of each of the
      Beneficiaries:

      (A) carry on any business other than as trustee of the Receivables Trust and in respect of that business shall not engage in any activity or do anything whatsoever except:

             (i) hold, and exercise its rights in respect of, the Trust Property and perform its obligations in respect of the Trust Property;

             (ii) preserve and/or exercise and/or enforce any of its rights and perform and observe its obligations under the Relevant Documents;

             (iii) pay dividends or make other distributions to the extent required by applicable law;

             (iv) use, invest or dispose of any of its property or assets in the manner provided in or contemplated by the Relevant Documents; and

             (v) perform any and all acts incidental to or otherwise necessary in connection with (i), (ii), (iii) or (iv) above;

      (B) incur any indebtedness whatsoever (other than as expressly contemplated herein or in any Supplement) or give any guarantee or indemnity in respect of any indebtedness;

      (C) create any Encumbrance whatsoever over any of its assets, or use, invest, sell or otherwise dispose of any part of its assets (including any uncalled capital) or undertaking, present or future, other than as expressly contemplated by this Deed and any Relevant Document;

      (D) consolidate or merge with any other person or convey or transfer its properties or assets to any person;

      (E) permit the validity or effectiveness of the Receivables Trust to be supplemented, amended, varied, terminated, postponed or discharged (other than as expressly contemplated herein or in any Supplement);

      (F) have an interest in any bank account in the United Kingdom or have an interest in any bank account other than a Trust Account and the bank accounts in Jersey referred to in Clause 7.13(b)(ii);

      (G)    enter into any contracts in the United Kingdom;

      (H)    maintain a branch registration in the United Kingdom; or

      (I) maintain or carry on any business through any office, establishment, branch or agency in the United Kingdom for United Kingdom tax purposes.

(b) The Receivables Trustee hereby covenants in favour of the Beneficiaries that it shall:

      (i)    (1)  maintain all necessary licences, authorisations and covenants and do all other such things necessary to ensure its continued corporate existence and carry out its obligations under the Relevant Documents to which it is party; and

             (2) use all reasonable efforts to maintain its status as an "exempt company" within the meaning of the Income Tax (Jersey) Law 1961, as amended from time to time;

      (ii) unless agreed otherwise by each Transferor Beneficiary in writing, open and maintain a bank account in Jersey in its own name for the purpose of receiving and making payments to be made otherwise than in its capacity as Receivables Trustee (including making payments of Cash Management Fee to the Trust Cash Manager or any Co-Trust Cash Manager);

      (iii) ensure that all instructions given by or on behalf of the Receivables Trustee for:

             (1)  the transfer of moneys into;

             (2) the allocation (for the purposes of making transfers and distributions referred to in (3) and (4) below) of moneys held in;

             (3)  the transfer of moneys between; or (as the case may be)

             (4)  the distribution of moneys out of,

             the Trust Accounts are given in Jersey and that no such transfers, allocations or distributions are made without such instructions first having been given in Jersey by the Receivables Trustee with respect to the transfer, allocation or distribution in question;

      (iv) procure that any agent who executes any contract on behalf of the Receivables Trustee shall be resident outside the United Kingdom for United Kingdom tax purposes and will not act through a United Kingdom branch or agency; and

      (v) co-operate with the Transferors in facilitating any required sales of Defaulted Receivables (in accordance with the terms of the Receivables Securitisation Agreement and the terms of this Deed, as modified by any Supplement).

(c) Save as otherwise provided or as otherwise contemplated in this Deed (including the proviso to Clause 7.11) the Receivables Trustee hereby covenants in favour of the Beneficiaries that it will not exercise any discretion (whether to consent or request or otherwise) vested in it pursuant to the terms of this Deed or the RSA unless it is so directed in accordance with Clause 7.11.

7.14  SUPPLEMENT TO TRUSTEE ACT 1925

      The rights, powers, duties and obligations conferred or imposed upon the Receivables Trustee by this Deed shall, unless otherwise specified herein or in any Supplement, be supplemental to any rights, powers, duties and obligations conferred or imposed upon the Receivables Trustee under the law generally and in particular the Trustee Act 1925.

7.15  FEES, COSTS AND EXPENSES OF THE RECEIVABLES TRUSTEE

(a) As full compensation for its duties and activities as Receivables Trustee (as provided in Clause 2.1) and as reimbursement for any costs and expenses incurred by it in connection therewith (including, without limitation, amounts in respect of stamp duty (if applicable) but excluding amounts in respect of Cash Management Fee and any tax on profits) the Receivables Trustee shall be entitled to be indemnified by the Beneficiaries for such costs and expenses with respect to each Monthly Period, as provided in this Deed and any Supplement, on the related Transfer Date (each such fee and reimbursement of costs and expenses, a Trustee Payment Amount and the aggregate of such fees and reimbursement of such costs and expenses payable on a Transfer Date, together with the amount of any Trustee Fee payable on such date in accordance with Clause 7.16, shall be the "AGGREGATE TRUSTEE PAYMENT AMOUNT").

(b) The share of the Aggregate Trustee Payment Amount allocable to and borne by an Investor Beneficiary in respect of a particular Series with respect to any Monthly Period (the "INVESTOR TRUSTEE PAYMENT AMOUNT") will be determined in accordance with the relevant Supplement and paid to the Receivables Trustee by way of additional consideration for the grant of their interest in the Receivables Trust.

7.16  TRUSTEE FEE

      In consideration of the undertaking and performance by the Receivables Trustee of its fiduciary duties pursuant to Clause 2.1 the Beneficiaries shall pay to the Receivables Trustee a fee as calculated in accordance with each Supplement per annum (the "TRUSTEE FEE"). The said fee shall be payable in 12 equal instalments on each Transfer Date commencing with the first Transfer Date and, for the purposes of the Relevant Documents, the amount so payable on any Transfer Date shall be included in the Aggregate Trustee Payment Amount for the Transfer Date in question.

7.17  LIMITATION

      It is acknowledged that:-

      (a) the Receivables Trustee shall have no power and no duty to carry out (or procure the carrying out of) any of the functions which the Servicer agrees to carry out under the Beneficiaries Servicing Agreement; and

      (b) the Trust Cash Manager and, by its execution of the relevant Accession Notice, any Co-Trust Cash Manager agrees to perform its functions hereunder solely in order to enable the Receivables Trustee to perform its functions pursuant to Clause 2.1 and, for so long as the Receivables Trust continues, neither the Trust Cash Manager nor any Co-Trust Cash Manager shall be obliged or entitled to act on behalf of or on the instructions of the Beneficiaries.

7.18  DISCLOSURE OF INFORMATION

(a) The Receivables Trustee and, by its execution of a Supplement, each Investor Beneficiary agrees not to disclose to any person any information which it receives pursuant to or in connection with any Relevant Document ("RELEVANT INFORMATION") except and only to the extent permitted by applicable law:

      (i) if required in connection with the performance of its duties under such Relevant Document;

      (ii)   if required in order to enforce the rights of any Beneficiary;

      (iii) with the consent of the Transferors and each Additional Transferor, in connection with any security interest any Investor Beneficiary has created or is proposing to create over its beneficial interest in the Receivables Trust in connection with an issue of Associated Debt; or

      (iv)   pursuant to any Requirement of Law.

(b) The Receivables Trustee and, by its execution of a Supplement, each Investor Beneficiary agrees to take such measures as shall be reasonably requested by the Transferors or any Additional Transferor, to protect and maintain the security and confidentiality of all Relevant Information and, in connection therewith, shall allow the Transferors and any Additional Transferor to inspect its security and confidentiality arrangements from time to time during normal business hours and upon reasonable notice being given.

(c) If the Receivables Trustee or any Investor Beneficiary is required by any Requirement of Law to disclose any Relevant Information, the Receivables Trustee or such Investor Beneficiary shall provide the Transferors and each Additional Transferor with prompt written notice, unless such notice is prohibited by law, of any such request or requirement. The Receivables Trustee or relevant Investor Beneficiary shall make reasonable efforts to provide the Transferors and each Additional Transferor with written notice no later than five days prior to any such disclosure unless compliance with this requirement would or might breach any law.

8.    TERMINATION OF THE RECEIVABLES TRUST AND PERPETUITY

8.1   TERMINATION OF THE RECEIVABLES TRUST

      If the Receivables Trust has not otherwise been dissolved pursuant to Clause 6.3 hereof, and subject to obtaining the written consent of each existing Beneficiary of the Receivables Trust, on any Business Day on which (i) the Aggregate Investor Interest in respect of each Investor Beneficiary is reduced to zero, (ii) there are no Finance Charge Collections or other Trust Property allocated to any Beneficiaries other than any Transferor Beneficiary and (iii) there is no commitment on the part of any Beneficiary to make contributions to meet payments in respect of the assignment or holding on trust of Receivables to or for the Receivables Trustee, then the Transferor Beneficiaries may jointly by written notice to the Receivables Trustee direct that the Receivables Trust be dissolved.

8.2   TERMINATION RIGHTS OF TRANSFEROR BENEFICIARIES

(a) Following the delivery of a notice of dissolution in the circumstances contemplated in Clause 8.1 and the surrender of all outstanding Trust Certificates, the Receivables Trustee shall distribute the Trust Property to the Beneficiaries according to their beneficial entitlements at that time.

(b) Following the conveyance of the Trust Property to each Beneficiary or as such Beneficiary may direct pursuant to this Clause 8.2, the Receivables Trust shall be dissolved.

8.3   PERPETUITY PERIOD

      The perpetuity period for the purposes of this Deed is the period of 80 years from the date hereof.

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                                     PART 4
     APPOINTMENT AND DUTIES OF TRUST CASH MANAGER AND CO-TRUST CASH MANAGERS

9.    CASH MANAGEMENT FUNCTIONS

9.1   Acceptance of Appointment and Other Matters Relating to the Trust Cash
      Manager

(a) The Receivables Trustee hereby appoints RBS and RBS agrees to act as the Trust Cash Manager for the Receivables Trustee under this Deed. By its execution of a Supplement each Investor Beneficiary consents to RBS acting as Trust Cash Manager. For the avoidance of doubt, it is understood and acknowledged that obligations of the Trust Cash Manager herein described are only obligations undertaken in favour of the Receivables Trustee.

(b) Any Additional Transferor may, if the relevant Accession Notice so specifies, be appointed by the Receivables Trustee to carry out Cash Management under this Deed (a "CO-TRUST CASH MANAGER") (and by its execution of a Supplement each Investor Beneficiary consents to the appointments of Co-Trust Cash Managers being made in accordance with this Clause 9.1(b)). If any Accession Notice in respect of an Additional Transferor does not specify that such Additional Transferor is to be appointed a Co-Trust Cash Manager then the Trust Cash Manager shall be deemed to be appointed by the Receivables Trustee as cash manager in respect of all cash management functions set out in this Deed as the same apply to such Additional Transferor.

(c)   The Trust Cash Manager shall make the calculations referred to in Clause
      2.2 and Clause 5 of this Deed (and any Co-Trust Cash Manager shall make such calculations and perform such functions which it is authorised to make and perform pursuant to the terms of its appointment) for the purpose of enabling the Receivables Trustee to make the calculations referred to herein and shall give such advice as may be necessary to enable the Receivables Trustee to effect all transfers which are to be made, in relation to such calculations and allocations, in accordance with this Deed. The Trust Cash Manager and any Co-Trust Cash Manager shall further undertake any other Cash Management or related functions necessary or desirable to enable the Receivables Trustee to exercise the rights and perform the duties and obligations of the Receivables Trustee under this Deed. In carrying out its duties and obligations under this Deed the Trust Cash Manager and any Co-Trust Cash Manager shall follow such instructions in regard to the exercise of its power and authority as the Receivables Trustee may from time to time direct. Provided that nothing herein shall be taken to constitute the Trust Cash Manager or any Co-Trust Cash Manager as an agent of the Receivables Trustee

      Without limiting the generality of the foregoing, and subject to Clause 11.1, the Trust Cash Manager and (to the extent authorised by the relevant Accession Notice) any Co-Trust Cash Manager is hereby obliged, authorised and empowered:

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

      (i) to advise the Receivables Trustee to direct the Transferors to make transfers from the RBS Securitisation Operating Account or the RBSA Securitisation Operating Account as set forth in Clause 5.2(a)(i) of this Deed;

      (ii) (unless such power and authority is revoked by the Receivables Trustee on account of the occurrence of a Trust Cash Manager Default pursuant to Clause 11.1) to advise the Receivables Trustee to transfer moneys between the Trust Accounts, and make withdrawals and payments from the Trust Accounts, in accordance with this Deed and any Supplement;

      (iii) (unless such power and authority is revoked by the Receivables Trustee on account of an occurrence of a Trust Cash Manager Default pursuant to Clause 11.1) to maintain proper books of account in respect of the Receivables Trustee's duties as trustee of the Receivables Trust and to maintain records of all assets held by the Receivables Trust and all payments made by the Receivables Trust in such capacity; and

      (iv) (unless such power and authority is revoked by the Receivables Trustee on account of the occurrence of a Trust Cash Manager Default pursuant to Clause 11.1), to advise the Receivables Trustee in writing, as set forth in this Deed.

      The Receivables Trustee agrees that it shall promptly act in accordance with advice given by the Trust Cash Manager or any Co-Trust Cash Manager to transfer moneys between the Trust Accounts and withdraw and pay funds from any Trust Account and to take any action required under any Enhancement at such time as required under this Deed and any Supplement. The Receivables Trustee shall execute at the Trust Cash Manager's or any Co-Trust Cash Manager's written request such documents prepared by the Transferors and acceptable to the Receivables Trustee as may be reasonably necessary or appropriate to enable the Trust Cash Manager or Co-Trust Cash Manager to carry out its Trust Cash Management duties hereunder.

(d) Without prejudice to the provisions of Clause 6.1(d), in the event that any Transferor is unable for any reason duly to assign or hold on trust Receivables arising on a Designated Account to or for the Receivables Trustee in accordance with the provisions of the RSA then, in any such event:

      (i) the Trust Cash Manager and/or, if applicable, any Co-Trust Cash Manager shall advise the Receivables Trustee to apply, after the date of the purported assignment or holding on trust, all Principal Collections in respect of Receivables and all amounts which would have constituted Principal Collections which would have been assigned to or held on trust for the Receivables Trustee but for the Transferors' (or as the case may be, any Additional Transferor's) inability duly to assign or hold on trust such Receivables, in accordance with the provisions of the Relevant Documents as though such amounts are Principal Collections;

      (ii) the Trust Cash Manager and/or, if applicable, any Co-Trust Cash Manager shall advise the Receivables Trustee to apply such amounts as Principal Collections on Receivables assigned to or held on trust for the Receivables Trustee in accordance with Clause 5; and

      (iii) for only so long as all Principal Collections and all amounts which would have constituted Principal Collections are applied in accordance with paragraphs (i) and (ii) above, Principal Collections and all amounts which would have constituted Principal Collections but for the Transferors' (or as the case may be, any Additional Transferor's) inability duly to assign or hold on trust for Receivables to or for the Receivables Trustee that are charged-off in accordance with this Deed and the Lending Guidelines, shall continue to be applied in accordance with Clause 5 and all Principal Receivables which would have been assigned to or held on trust for the Receivables Trustee but for the Transferors' (or as the case may be, any Additional Transferor's) inability duly to assign or hold on trust Receivables to or for the Receivables Trustee shall be deemed to be Principal Receivables for the purpose of calculating the applicable Investor Percentage thereunder.

      If the Receivables Trustee is unable pursuant to any Requirement of Law to apply payments on the Designated Accounts as described above in accordance with the instructions of the Trust Cash Manager or any Co-Trust Cash Manager, as applicable, the Trust Cash Manager or Co-Trust Cash Manager shall, if such Requirement of Law thereafter ceases to prevent such allocation, advise the Receivables Trustee to allocate payments on each Designated Account with respect to the principal balance of such Designated Account first to the oldest principal balance of such Designated Account and to apply such payments as Collections in accordance with Clause 5.

      The parties hereto agree that Finance Charge Receivables (whenever created) accrued in respect of Principal Receivables which have been conveyed or, in the case of Scottish Receivables, the beneficial interest in which has been conveyed to the Receivables Trustee as trustee of the Receivables Trust, or which would have been conveyed to the Receivables Trustee as trustee of the Receivables Trust but for the above described inability duly to assign or hold on trust such Receivables, shall continue to be a part of the Trust Property notwithstanding any cessation of the assignment or holding on trust of additional Principal Receivables to the Receivables Trustee and Collections with respect thereto shall continue to be allocated and paid in accordance with Clause 5.

9.2   CASH MANAGEMENT FEES

(a) As full compensation for its duties as provided for in Clause 9.1. and as reimbursement for any expense (but not including any part thereof which represents VAT in respect of which it is entitled to repayment or credit from HM Customs & Excise) incurred by it in connection therewith, the Trust Cash Manager and any Co-Trust Cash Manager shall be entitled to receive from the Receivables Trustee (solely to the extent of payments received from the Beneficiaries (utilising Trust Property allocated with respect thereto) as provided in this

      Deed and in any Supplement) a cash management fee (the "CASH MANAGEMENT FEE") with respect to each Monthly Period, payable monthly on the related Transfer Date, in an amount equal to the aggregate of the Investor Cash Management Fees and the Transferor Cash Management Fee. The aggregate of the Investor Cash Management Fees for any Monthly Period shall be an amount equal to one-twelfth of the product of (i) the weighted average of the Series Cash Management Fee Percentages with respect to each Applicable Series (based upon the Series Cash Management Fee Percentage for each Series and the Investor Interests (or such other amount as specified in the related Supplement) of such Series, in each case as of the last day of such Monthly Period (or as otherwise provided in the related Supplement) and (ii) the average daily aggregate Outstanding Face Amount of Principal Receivables during such Monthly Period. Any amount payable under this Clause 9.2(a) shall be inclusive of VAT thereon, if applicable, and the application of section 89 of the Value Added Tax Act 1994 shall be excluded in relation thereto. Any Co-Trust Cash Manager shall be entitled to such portion of the Cash Management Fee as shall be specified in the relevant Accession Notice pursuant to which such Co-Trust Cash Manager is appointed.

(b) The share of the Cash Management Fee payable by the Receivables Trustee to the Trust Cash Manager and any Co-Trust Cash Manager in respect of which the Receivables Trustee is to be reimbursed from payments made by any Investor Beneficiary in respect of a particular Series with respect to each Monthly Period (the "INVESTOR CASH MANAGEMENT FEE" with respect to such Series) will each be determined in accordance with the relevant Supplement. The Investor Beneficiary will pay it to the Receivables Trustee, in respect of such Series, by way of additional consideration for the grant of the relevant Series Investor Interest.

(c) The portion of the Cash Management Fee (the "TRANSFEROR CASH MANAGEMENT FEE") with respect to any Monthly Period in respect of which the Receivables Trustee is not to be reimbursed from payments made by the Investor Beneficiaries of a particular Series pursuant to any related Supplement shall be paid to the Receivables Trustee by each Transferor Beneficiary to the extent of its pro rata share from the Transferor Finance Charge Amount and Transferor Acquired Interchange Amount or other Trust Property allocable to such Transferor Beneficiary on the related Transfer Date. In no event shall the Investor Beneficiaries of any Series be liable to the Trust Cash Manager or any Co-Trust Cash Manager for the share of the Cash Management Fee with respect to any Monthly Period in respect of which the Receivables Trustee is to be reimbursed from payments to be made by any Transferor Beneficiary from Trust Property allocated to such Transferor Beneficiary PROVIDED, HOWEVER, that the amount of Transferor Cash Management Fee to be reimbursed to the Receivables Trustee by the Transferor Beneficiaries in any Monthly Period shall not exceed the aggregate amount of the Transferor Finance Charge Amount and Transferor Acquired Interchange Amount for such Monthly Period.

(d) It is a condition of the Receivables Trust (to which by the execution of a Supplement by a Beneficiary, such Beneficiary consents and confirms) that each Beneficiary of the Receivables Trust undertakes to the Receivables Trustee for the benefit of itself and as trustee for each other Beneficiary that it will reimburse to the Receivables Trustee for the share of the Cash Management Fee payable by the Receivables Trustee to the Trust Cash Manager and any Co-Trust Cash Manager pursuant to Clause 9.2(a) which is to be met by the Receivables Trustee from payments to be made by such Beneficiary to the Receivables Trustee as distributed and specified in such Supplement.

9.3 REPRESENTATIONS AND WARRANTIES OF THE TRUST CASH MANAGER AND CO-TRUST CASH MANAGERS

(a) (i) RBS as initial Trust Cash Manager hereby makes, (ii) any Co-Trust Cash Manager, by its appointment pursuant to the relevant Accession Notice, shall be deemed to make, and (iii) any Successor Cash Manager by its appointment hereunder shall make, (in the case of (ii) and (iii) with appropriate modifications to Clause 9.3(a) to reflect the Co-Trust Cash Manager's or Successor Cash Manager's organisation), the following representations and warranties on which the Receivables Trustee has relied in appointing RBS as the initial Trust Cash Manager and, whenever appropriate, any Co-Trust Cash Manager or Successor Cash Manager.

(b) ORGANISATION It is either (A) an institution authorised under the Banking Act 1987; or (B) a corporation duly incorporated under the laws of England with full corporate power, authority and legal right to own its assets and conduct its business as such assets are presently owned and its business as presently conducted and with power to enter into the Relevant Documents and to exercise its rights and perform its obligations thereunder and all corporate and other action required to authorise its execution of each Relevant Document and its performance of its obligations thereunder has been duly taken or will be taken prior to the execution of such Relevant Document.

(c) DUE AUTHORISATION All acts, conditions and things required to be done, fulfilled and performed in order (i) to enable it lawfully to enter into, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in each Relevant Document, (ii) to ensure that the obligations expressed to be assumed by it in each Relevant Document are legal, valid and binding on it and (iii) to make each Relevant Document admissible in evidence in England have been done, fulfilled and performed prior to the execution of such Relevant Document other than, where applicable, the payment of any stamp duty.

(d) NO VIOLATION The execution and delivery of each Relevant Document by the Trust Cash Manager or Co-Trust Cash Manager, as the case may be, and the exercise of its rights and the performance of its obligations thereunder will not conflict with or violate any Requirement of Law.

(e) BINDING OBLIGATION The obligations expressly to be assumed by it in each Relevant Document are legal and valid obligations binding on it and enforceable against it in accordance with its terms (or will be so upon execution of each such Relevant Document), subject to applicable bankruptcy laws, other similar laws affecting creditors' rights, general equitable principles and other limitations on enforcement in the jurisdiction of the Obligor.

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(f)   NO PROCEEDINGS There are no proceedings or investigations pending or, to the best of its knowledge threatened against it before any court, regulatory body, arbitral tribunal or public or administrative body or agency (i) asserting the invalidity of any Relevant Document; (ii) seeking to prevent the entering into of any of the transactions contemplated by any Relevant Document; (iii) seeking any determination or ruling that, in the reasonable opinion of the Trust Cash Manager or Co-Trust Cash Manager, as the case may be, would materially and adversely affect the performance by it of its obligations under any Relevant Document; or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of any Relevant Document.

(g) NO CONFLICT The execution and delivery of each Relevant Document and the exercise by the Trust Cash Manager or Co-Trust Cash Manager, as the case may be, of its rights and the performance of its obligations thereunder will not conflict with, result in any breach of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any agreement, indenture, contract, mortgage, trust deed or other instrument to which it is a party or by which it or any of its assets is otherwise bound.

9.4   COMPLIANCE WITH REQUIREMENTS OF LAW

      The Trust Cash Manager and any Co-Trust Cash Manager shall maintain any qualifications or consents required under Requirements of Law for it to carry out its duties as Trust Cash Manager or Co-Trust Cash Manager under this Deed, the failure to comply with which would have a Material Adverse Effect on the interests of the Receivables Trustee, any Investor Beneficiary or any Enhancement Provider.

9.5   REPORTS AND RECORDS FOR THE RECEIVABLES TRUSTEE

(a)   DAILY REPORTS:

      On each Business Day, the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager, shall prepare and make available, with reasonable prior notice, at the office of the Trust Cash Manager or, if applicable, the Co-Trust Cash Manager for inspection by the Receivables Trustee or its agents during normal business hours, a record (a "DAILY REPORT") with respect to the preceding Date of Processing setting out:

      (i) the aggregate amount of Collections representing Trust Property processed by the Trust Cash Manager or, if applicable, Co-Trust Cash Manager, on such Date of Processing;

      (ii) the aggregate amount of Collections representing Trust Property to be transferred (or to be distributed pursuant to Clause 5.2(a)(ii)) with respect to such Date of Processing on a Relevant Date pursuant to Clause 5.2(a)(i) from the RBS Securitisation Operating Account, the RBSA Securitisation Operating Account and any Additional Transferor Operating Account to the Trustee Collection Account;

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      (iii)  the aggregate amount of such Collections referred to in paragraph
             (ii) which will be distributed pursuant to Clause 5.2(b), (A) to the Trustee Collection Account (to be recorded in the Principal Collections Ledger), (B) to repay Incorrect Payments in respect of Finance Charge Receivables, (C) to the Trustee Collection Account (to be recorded in the Finance Charge Collections Ledger) and (D) as Ineligible Collections (E) to the RBS Proceeds Account or the RBSA Proceeds Account as Transferor Finance Charge Amount and (F) to the RBS Proceeds Account or the RBSA Proceeds Account as Transferor Acquired Interchange Amount;

      (iv) the aggregate amount to be transferred from the Trustee Collection Account to the Trustee Acquisition Account with respect to such Date of Processing on a Relevant Date pursuant to Clause 5.2(b)(iii) (and the corresponding adjustment made to the Principal Collections Ledger);

      (v) the aggregate amount to be transferred from the Trustee Acquisition Account to the RBS Proceeds Account, the RBSA Proceeds Account and any Additional Transferor Proceeds Account with respect to such Date of Processing on a Relevant Date by way of consideration for Receivables pursuant to Clause 5.2(c)(i) and 5.2(c)(ii);

      (vi) the aggregate amount to be transferred from the Trustee Acquisition Account to the RBS Proceeds Account, the RBSA Proceeds Account and any Additional Transferor Proceeds Account with respect to such Date of Processing on a Relevant Date in respect of Investor Cash Available for Acquisition required to be applied to the Transferor Interest in the Eligible Receivables Pool pursuant to Clause 5.2(c)(i); and

      (vii) after taking into account (i) to (vi) above, (aa) the aggregate amount of the Eligible Receivables Pool; (bb) the Aggregate Investor Interest; (cc) the Transferor Interest and (dd) the aggregate amount of the Ineligible Receivables Pool, in each case at the close of business on such Date of Processing.

(b)   MONTHLY TRUST CASH MANAGER'S REPORT

      Unless otherwise stated in the related Supplement with respect to any Series, on or before each Transfer Date the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager, shall forward to the Receivables Trustee, any Enhancement Provider and each Rating Agency, a report of an Authorised Officer setting out with respect to the preceding Monthly
      Period:

      (i) the aggregate amount of Collections representing Trust Property processed;

      (ii) the aggregate amount of the applicable Investor Percentage of Collections of Principal Receivables processed by the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager, pursuant to Clause 5 with respect to each Applicable Series;

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      (iii)  the aggregate amount of the applicable Investor Percentage of
             Collections of Finance Charge Receivables processed by the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager, pursuant to Clause 5 with respect to each Applicable Series;

      (iv) the aggregate amount of Principal Receivables which are Eligible Receivables and Finance Charge Receivables processed as of the end of the last day of the preceding Monthly Period;

      (v) the balance on deposit in each of the Trust Accounts with respect to Collections representing Trust Property processed by the Trust Cash Manager or, if applicable, any Co-Trust Cash Manager;

      (vi) the aggregate amount, if any, of withdrawals, drawings or payments under any Enhancement, if any, for each Series required to be made in the manner provided in the related Supplement;

      (vii) the sum of all amounts allocated to the Investor Beneficiaries of each Series (or for a Series with more than one Class of Investor Beneficiaries, each such Class) on such Transfer Date to be utilised to meet their obligations to pay principal and interest with regard to Related Debt on the immediately succeeding Distribution Date or on a later Distribution Date (as specified in a related Supplement);

      (viii) the sum of all amounts paid and payable to each Transferor Beneficiary;

      (ix) the sum of all amounts payable to the Trust Cash Manager or any Co-Trust Cash Manager by way of Investor Cash Management Fee;

      (x) the sum of all amounts paid or payable in respect of Deferred Consideration; and

      (xi)   such other matters are set out in Exhibit C.

      The Monthly Trust Cash Manager's Report shall be substantially in the form of Exhibit C to this Deed, with such changes as the Trust Cash Manager or, if applicable, Co-Trust Cash Manager, may reasonably determine to be necessary or desirable or as it may agree from time to time with the Rating Agencies; PROVIDED, HOWEVER, that no such changes shall serve to exclude information required by this Deed or any Supplement.

9.6   ANNUAL TRUST CASH MANAGER'S REPORT

      On or before 28 February (or such other date as agreed from time to time) of each calendar year following the execution of this Deed, the Trust Cash Manager, or if applicable any Co-Trust Cash Manager, will deliver to the Receivables Trustee, any Enhancement Provider and each Rating Agency, an Annual Trust Cash Manager's Report substantially in the form of Exhibit D stating that (a) a review of the activities of the Trust Cash Manager and, if applicable, any Co-Trust Cash Manager during the twelve-month period ending 31 December of such year, or for the initial period, from the Initial Closing Date until 31

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      December 2000 and of its performance under the Deed was made under the supervision of the officer signing such report and (b) to the best of such officer's knowledge, based on such review, the Trust Cash Manager and any Co-Trust Cash Manager has fully performed all its obligations under this Deed throughout such period, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such report may be obtained by any Investor Beneficiary by request in writing to the Receivables Trustee pursuant to Clause 12.5(b)(ii).

9.7   NOTICES TO RBS

      In the event that RBS and, if applicable, any Additional Transferor appointed as a Co-Trust Cash Manager are no longer respectively acting as Trust Cash Manager and Co-Trust Cash Manager, any Successor Cash Manager appointed pursuant to Clause 11.3 shall deliver or make available to the Transferors each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to Clauses 9.5 and 9.6.

10.   OTHER MATTERS RELATING TO THE TRUST CASH MANAGER AND ANY CO-TRUST CASH
      MANAGER

10.1  LIABILITY OF THE TRUST CASH MANAGER AND ANY CO-TRUST CASH MANAGER

      The Trust Cash Manager and any Co-Trust Cash Manager shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Trust Cash Manager or Co-Trust Cash Manager in such capacity herein.

10.2 MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE TRUST CASH MANAGER OR ANY CO-TRUST CASH MANAGER

      Neither the Trust Cash Manager nor any Co-Trust Cash Manager shall consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any person, unless:

(a) the corporation formed by such consolidation or into which the Trust Cash Manager or Co-Trust Cash Manager is merged or the person which acquires by conveyance or transfer the properties and assets of the Trust Cash Manager or Co-Trust Cash Manager substantially as an entirety, shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Receivables Trustee in a form reasonably satisfactory to the Receivables Trustee, the performance of the obligations of the Trust Cash Manager or Co-Trust Cash Manager hereunder (to the extent that any right, covenant or obligation of the Trust Cash Manager or Co-Trust Cash Manager, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity);

(b) the Trust Cash Manager or Co-Trust Cash Manager shall have delivered to the Receivables Trustee:

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      (i)    an Officer's Certificate that such consolidation, merger,
             conveyance or transfer and such supplemental agreement comply with this Clause 10.2 and that all documentation referred to in (a) above and any conditions precedent specified in such documentation relating to such transaction have been complied with; and

      (ii) an Opinion of Counsel that such supplemental agreement is legal, valid, binding and enforceable with respect to the Trust Cash Manager or Co-Trust Cash Manager;

(c) the Trust Cash Manager or Co-Trust Cash Manager shall have delivered notice to each Rating Agency of such consolidation, merger, conveyance or transfer.

10.3 LIMITATION ON LIABILITY OF THE TRUST CASH MANAGER, ANY CO-TRUST CASH MANAGER AND OTHERS

(a) The directors, officers, employees or agents of the Trust Cash Manager or any Co-Trust Cash Manager shall not be under any liability to the Receivables Trust, the Receivables Trustee, the Investor Beneficiaries, any Enhancement Provider or any other person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Deed and any Supplement PROVIDED, HOWEVER, that this provision shall not protect the directors, officers, employees and agents of the Trust Cash Manager or Co-Trust Cash Manager against any liability which would otherwise be imposed by reason of wilful default, bad faith or gross negligence in the performance of duties hereunder.

(b) Except as provided in Clause 10.4 with respect to the Receivables Trust and the Receivables Trustee and its agents, neither the Trust Cash Manager nor any Co-Trust Cash Manager shall be under any liability to the Receivables Trust, the Receivables Trustee and its agents, the Investor Beneficiaries, or any other person for any action in its capacity as Trust Cash Manager or Co-Trust Cash Manager pursuant to this Deed or any Supplement, PROVIDED, HOWEVER, that this provision shall not protect the Trust Cash Manager or Co-Trust Cash Manager against any liability which would otherwise be imposed by reason of wilful default, bad faith or gross negligence in the performance of duties or by reason of its reckless disregard of its obligations and duties hereunder or under any Supplement.

(c) The Trust Cash Manager and any Co-Trust Cash Manager may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising hereunder.

10.4 TRUST CASH MANAGER AND CO-TRUST CASH MANAGER INDEMNIFICATION OF THE RECEIVABLES TRUST AND THE RECEIVABLES TRUSTEE

      The Trust Cash Manager and any Co-Trust Cash Manager shall indemnify and hold harmless the Receivables Trustee and its agents, for and against any reasonable loss, liability, expense, damage or injury suffered or sustained by reason of any fraud, wilful misconduct or grossly negligent acts or omissions of the Trust Cash Manager or Co-Trust Cash Manager, in its capacity as Trust Cash Manager or Co-Trust Cash Manager, as the case may be, with respect

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      to activities of the Receivables Trustee pursuant to this Deed or any
      Supplement, including, but not limited to any judgement, award, settlement, reasonable legal fees and other costs or expenses properly incurred in connection with the defence of any actual or threatened action, proceeding or claim PROVIDED, HOWEVER, that the Trust Cash Manager or Co-Trust Cash Manager shall not:

      (i) indemnify the Receivables Trustee if such acts, omissions or alleged acts or omissions constitute or are caused by fraud, negligence, or wilful misconduct by the Receivables Trustee or its agents;

      (ii) indemnify the Receivables Trust or any Investor Beneficiary for any liabilities, costs or expenses of the Receivables Trust with respect to any action taken by the Receivables Trustee at the request of any Investor Beneficiary in respect of any Series;

      (iii) indemnify the Receivables Trust, the Receivables Trustee or, any Investor Beneficiary for any losses, claims or damages incurred by any of them in their capacity as Beneficiaries of the Receivables Trust; and

      (iv) indemnify the Receivables Trust, the Receivables Trustee or any Investor Beneficiary for any liabilities, costs or expenses of the Receivables Trust, the Receivables Trustee or the Investor Beneficiaries arising under any tax law (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Receivables Trust, the Receivables Trustee or the Investor Beneficiaries in connection herewith to any taxing authority.

      Any such indemnification shall be payable by the Trust Cash Manager or Co-Trust Cash Manager itself and not be payable from the Trust Property of the Receivables Trust. The provision of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof.

10.5  THE TRUST CASH MANAGER AND ANY CO-TRUST CASH MANAGER NOT TO RESIGN

      The Trust Cash Manager shall not resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under any Requirement of Law and (ii) there is no reasonable action which the Trust Cash Manager could take to make the performance of its duties hereunder permissible under any Requirement of Law. Any such determination permitting the resignation of the Trust Cash Manager shall be evidenced as to sub-paragraph (i) above by an Opinion of Counsel and as to sub-paragraph (ii) by an Officer's Certificate, each to such effect delivered to the Investor Beneficiaries (by delivery to the Receivables Trustee). No such resignation shall become effective until a Successor Cash Manager shall have assumed the responsibilities and obligations of the Trust Cash Manager in accordance with Clause 11.3 hereof. Any Co-Trust Cash Manager shall not resign except either (i) in the circumstances and subject to the requirements set out above with respect to the Trust Cash Manager or (ii)

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      where the obligations of such Co-Trust Cash Manager are wholly assumed from the time of such resignation by the Trust Cash Manager.

10.6  DELEGATION OF DUTIES

      In the ordinary course of business, the Trust Cash Manager and any Co-Trust Cash Manager may at any time delegate any duties hereunder to any person who agrees to conduct such duties, if applicable in accordance with the Card Guidelines. Any such delegations shall not relieve the Trust Cash Manager or such Co-Trust Cash Manager of its liabilities and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Clause 10.5 hereof. If any such delegation is to a party other than RBS or any Affiliate thereof notification thereof shall be given to each Rating Agency.

11.   TRUST CASH MANAGER DEFAULTS

11.1  TRUST CASH MANAGER DEFAULTS

      If any one of the following events (a "TRUST CASH MANAGER DEFAULT") shall occur and be continuing:

(a) any failure by the Trust Cash Manager or any Co-Trust Cash Manager to give advice or notice to the Receivables Trustee pursuant to an agreed schedule of collections and allocations or to advise the Receivables Trustee to make any required drawing, withdrawal, or payment pursuant to the Relevant Documents on or before the date occurring five Business Days after the date such payment, transfer, deposit, withdrawal or drawing or such advice or notice is required to be made or given, as the case may be, under the terms of this Deed or any Relevant Document;

(b) failure on the part of the Trust Cash Manager or any Co-Trust Cash Manager duly to observe or perform in any respect any other covenants or agreements of the Trust Cash Manager or Co-Trust Cash Manager set forth in this Deed or any Relevant Document which has a Material Adverse Effect on the interests of the Investor Beneficiaries of any Applicable Series and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Trust Cash Manager or relevant Co-Trust Cash Manager by the Receivables Trustee, or to the Trust Cash Manager or relevant Co-Trust Cash Manager and the Receivables Trustee by an Investor Beneficiary in respect of more than one-half of the Series Investor Interests of any Applicable Series adversely affected thereby and continues to have a Material Adverse Effect on the interests of such Investor Beneficiary in respect of such Applicable Series for such period;

(c) delegation by the Trust Cash Manager or any Co-Trust Cash Manager of its duties under this Deed to any other entity, except as permitted by Clause 10.6;

(d) any relevant representation, warranty or certification made by the Trust Cash Manager or Co-Trust Cash Manager in this Deed or in any certificate delivered pursuant hereto proves to have been incorrect when made, which has a Material Adverse Effect on the interests of the

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      Investor Beneficiaries in respect of any Applicable Series and continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Trust Cash Manager or relevant Co-Trust Cash Manager by the Receivables Trustee or to the Trust Cash Manager or relevant Co-Trust Cash Manager and the Receivables Trustee by an Investor Beneficiary or Investor Beneficiaries in respect of in aggregate more than one-half of the Aggregate Investor Interests of any Applicable Series adversely affected thereby and continues to have a Material Adverse Effect on the interests of an Investor Beneficiary in respect of any Applicable Series affected for such period;

(e) the Trust Cash Manager or any Co-Trust Cash Manager shall consent to or take any corporate action relating to the appointment of a receiver, administrator, administrative receiver, liquidator, trustee or similar officer of it or relating to all or substantially all of its revenues and assets or an order of the court is made for its winding-up, dissolution, administration or re-organisation (except for a solvent re-organisation) and such order shall have remained in force undischarged or unstayed for a period of 60 days or a receiver, administrator, administrative receiver, liquidator, trustee or similar officer of it or relating to all of its revenues and assets is legally and validly appointed; or

(f) a duly authorised officer of the Trust Cash Manager or any Co-Trust Cash Manager shall admit in writing that the Trust Cash Manager or relevant Co-Trust Cash Manager is unable to pay its debts as they fall due within the meaning of Section 123(1) of the Insolvency Act 1986 or the Trust Cash Manager or relevant Co-Trust Cash Manager makes a general assignment for the benefit of or a composition with its creditors or voluntarily suspends payment of its obligations with a view to the general readjustment or rescheduling of its indebtedness, then so long as such Trust Cash Manager Default shall not have been remedied, either the Receivables Trustee at the direction of the Investor Beneficiaries or Investor Beneficiaries representing in aggregate more than 66 2/3% of the Investor Interest, by notice then given in writing to the Trust Cash Manager and any Co-Trust Cash Managers (and to the Receivables Trustee if given by the Investor Beneficiaries) (a "TERMINATION NOTICE"), may terminate all of the rights and obligations of the Trust Cash Manager and any Co-Trust Cash Managers as Trust Cash Manager and Co-Trust Cash Managers respectively under this Deed. For the avoidance of doubt, any Termination Notice given in accordance with this Clause 11.1 shall terminate the appointment of both the Trust Cash Manager and any Co-Trust Cash Manager regardless of which entity was the subject of the Trust Cash Manager Default.

      Notwithstanding the foregoing, a delay in or failure of performance referred to in paragraph (a) above for a period of 10 Business Days or under paragraph (b), (c) or (d) for a period of 60 Business Days, shall not constitute a Trust Cash Manager Default if such delay or failure could not have been prevented by the exercise of reasonable diligence by the Trust Cash Manager or relevant Co-Trust Cash Manager and such delay or failure was caused by an act of God, acts of declared or undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightning, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or

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      meltdowns, floods, power cuts or similar causes. The preceding sentence shall not relieve the Trust Cash Manager or any Co-Trust Cash Manager from using reasonable efforts to perform its obligations in a timely manner in accordance with the terms of this Deed and any relevant agreement and the Trust Cash Manager or relevant Co-Trust Cash Manager shall provide the Receivables Trustee, any Enhancement Provider, the Transferors and each Investor Beneficiary with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of the cause of such failure or delay and its efforts so to perform its obligations.

11.2  EFFECT OF TERMINATION NOTICE

(a) After receipt by the Trust Cash Manager or relevant Co-Trust Cash Manager of a Termination Notice pursuant to Clause 11.1, and on the date that a Successor Cash Manager shall have been appointed by the Receivables Trustee pursuant to Clause 11.3, all authority and power of the Trust Cash Manager and any Co-Trust Cash Managers under this Deed shall pass to and be vested in a Successor Cash Manager and, without limitation, the Receivables Trustee is hereby appointed, authorised and empowered (upon the failure of the Trust Cash Manager or any Co-Trust Cash Manager to co-operate in a timely manner) in order to secure the performance of the Trust Cash Manager or relevant Co-Trust Cash Manager in so doing to execute and deliver, on behalf of the Trust Cash Manager or relevant Co-Trust Cash Manager, as its attorney, all documents, records and other instruments upon the failure of the Trust Cash Manager or relevant Co-Trust Cash Manager to execute or deliver such documents, records or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of such Trust Cash Manager or Co-Trust Cash Manager's rights and obligations.

(b) The Trust Cash Manager and any Co-Trust Cash Manager agrees to use all reasonable efforts and co-operate with the Receivables Trustee and such Successor Cash Manager in effecting the termination of the responsibilities and rights of the Trust Cash Manager and any Co-Trust Cash Manager to conduct Cash Management hereunder including, without limitation, the transfer to such Successor Cash Manager of all authority of the Trust Cash Manager or Co-Trust Cash Manager to carry out Cash Management functions in relation to the Receivables as provided for under this Deed.

(c) The Trust Cash Manager and any Co-Trust Cash Manager shall promptly transfer its electronic records or electronic copies thereof relating to the Receivables to the Successor Cash Manager in such electronic form as the Successor Cash Manager may reasonably request and shall promptly transfer to the Successor Cash Manager all other records, correspondence and documents necessary for the Successor Cash Manager to carry out Cash Management in relation to the Receivables in the manner and at such times as the Successor Cash Manager shall reasonably request.

(d) To the extent that compliance with this Clause 11.2 shall require the Trust Cash Manager or any Co-Trust Cash Manager to disclose to the Successor Cash Manager information of any kind which the Trust Cash Manager or Co-Trust Cash Manager reasonably deems to be

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      confidential, the Successor Cash Manager shall be required to enter into such customary licensing and confidentiality agreements as the Trust Cash Manager or Co-Trust Cash Manager shall reasonably deem necessary to protect its interests.

(e) The Trust Cash Manager and any Co-Trust Cash Manager shall, on the date of any transfer of its Cash Management functions under this Deed, transfer all of its rights and obligations under any Enhancement with respect to any Beneficiaries to the Successor Cash Manager.

(f) Upon the termination of the appointment of the Trust Cash Manager and any Co-Trust Cash Manager pursuant to this Clause 11.2, any amounts in respect of Collections of Receivables constituting Trust Property and any other Trust Property in the possession of the Trust Cash Manager or Co-Trust Cash Manager (or coming into the possession of the Trust Cash Manager or Co-Trust Cash Manager at any time thereafter) shall be held on trust by the Trust Cash Manager or Co-Trust Cash Manager, as applicable, for and to the order of the Receivables Trustee.

11.3  RECEIVABLES TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR

(a) On and after the receipt by the Trust Cash Manager and any Co-Trust Cash Manager of a Termination Notice pursuant to Clause 11.1, the Trust Cash Manager and any Co-Trust Cash Manager shall continue to perform their respective Cash Management functions under this Deed until the date specified in the Termination Notice or otherwise specified by the Receivables Trustee in writing or, if no such date is specified in such Termination Notice, or otherwise specified by the Receivables Trustee, until a date mutually agreed upon by the Trust Cash Manager, any Co-Trust Cash Manager and Receivables Trustee. The Receivables Trustee shall notify each Rating Agency of such removal of the Trust Cash Manager and any Co-Trust Cash Managers. The Receivables Trustee shall, as promptly as possible after the giving of a Termination Notice, appoint a successor Cash Manager (the "SUCCESSOR CASH MANAGER") which shall at the time of its appointment as Successor Cash Manager be an Eligible Cash Manager, and such Successor Cash Manager shall accept its appointment by a written assumption in a form acceptable to the Receivables Trustee.

(b) Upon its appointment, the Successor Cash Manager shall be the successor in all respects to the Trust Cash Manager and any Co-Trust Cash Managers with respect to Cash Management functions under this Deed and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Trust Cash Manager or any Co-Trust Cash Manager by the terms and provisions hereof or any relevant Accession Notice, and all references in this Deed to the Trust Cash Manager and any Co-Trust Cash Manager shall be deemed to refer to the Successor Cash Manager. Any Successor Cash Manager, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of each agreement relating to Enhancement.

(c) In connection with such appointment and assumption, the Receivables Trustee shall be entitled to such compensation, or may make such arrangements for the compensation of the Successor Cash Manager out of Collections, as it and such Successor Cash Manager shall agree PROVIDED, HOWEVER, that no such compensation shall be in excess of the Cash Management Fee permitted to the Trust Cash Manager and any Co-Trust Cash Managers pursuant to Clause 9.2.

(d) All authority and power granted to the Successor Cash Manager under this Deed shall automatically cease and terminate upon dissolution of the Receivables Trust pursuant to Clause 6.3 or Clause 8.1 and shall pass to and be vested in RBS and RBS is hereby appointed, authorised and empowered to execute and deliver, on behalf of the Successor Cash Manager, as its attorney, in order to secure the performance of the Successor Cash Manager of the matters, referred to in the next paragraph, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of rights in relation to the Trust Cash Manager and any Co-Trust Cash Managers.

      The Successor Cash Manager agrees to co-operate with RBS in effecting the termination of the responsibilities and rights of the Successor Cash Manager to carry out Cash Management functions in relation to the Receivables constituting Trust Property. The Successor Cash Manager shall transfer its electronic records relating to the Receivables constituting Trust Property to RBS in such electronic form as RBS may reasonably request and shall transfer all other records, correspondence and documents to RBS in the manner and at such times as RBS shall reasonably request. To the extent that compliance with this Clause 11.3 shall require the Successor Cash Manager to disclose to RBS information of any kind which the Successor Cash Manager deems to be confidential, RBS shall be required to enter into such customary licensing and confidentiality agreements as the Successor Cash Manager shall reasonably deem necessary to protect its interest.

11.4  NOTIFICATION OF TRUST CASH MANAGER DEFAULT

      Within two Business Days after the Trust Cash Manager or any Co-Trust Cash Manager becomes aware of any Trust Cash Manager Default, the Trust Cash Manager or relevant Co-Trust Cash Manager, as the case may be, shall give prompt written notice thereof to the Receivables Trustee, each Investor Beneficiary, each Rating Agency and any Enhancement Provider. Upon any termination or appointment of a Successor Cash Manager pursuant to this Clause 11 the Receivables Trustee shall give prompt written notice thereof to each Investor Beneficiary at their respective addresses appearing in the Trust Certificate Register.

11.5  WAIVER OF PAST DEFAULTS

      Any Beneficiary which is adversely affected by any default by the Trust Cash Manager or any Co-Trust Cash Manager or the Transferors or any Additional Transferor may, with the prior written consent of all the other Beneficiaries, instruct the Receivables Trustee to waive in writing any default by the Trust Cash Manager, any Co-Trust Cash Manager, the Transferors or any Additional Transferor in the performance of its obligations hereunder or in any Relevant Document and its consequences, except a default which results directly in a failure by the Receivables Trustee to make any required deposits or distributions of Finance

      Charge Collections or Principal Collections relating to such Series pursuant to Clause 5. Upon any such waiver of a past default, such default shall be deemed not to have occurred. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                     PART 5
                                  MISCELLANEOUS

12.   MISCELLANEOUS PROVISIONS

12.1  ACKNOWLEDGEMENT REGARDING PAYMENTS

      Each of the Receivables Trustee and the Transferor Beneficiaries acknowledge and confirm that each of RBS and RBS Advanta shall apply any amounts due from the Receivables Trustee to them in their capacity (i) as Transferors of the Receivables; and (ii) as Transferor Beneficiaries of the Receivables Trust, other than any amounts due in respect of any Acceptance Price payable to accept an Offer, in or towards satisfaction of any amounts then due to the Receivables Trustee from it in its capacity
      (i) as Transferor of the Receivables; and (ii) as Transferor Beneficiary of the Receivables Trust, respectively. As a consequence of the foregoing it is acknowledged and confirmed that, except in relation to payments of Acceptance Price, as between RBS as a Transferor Beneficiary, RBS Advanta as a Transferor Beneficiary and the Receivables Trustee only net payments will be made to the relevant parties. For the avoidance of doubt, the obligation of the Receivables Trustee to pay any amount by way of Acceptance Price shall not be the subject of any set-off, netting or similar arrangement.

12.2  ADDITIONAL TRANSFEROR PAYMENTS

      The provisions of Clause 12.1 shall apply mutatis mutandis as between the Receivables Trustee and each Additional Transferor in its capacity as Additional Transferor of the Receivables and as a Transferor Beneficiary.

12.3  AMENDMENT

(a) This Deed may (i) be amended in writing from time to time by (insofar as it relates to any of the provisions of this Deed) the Trust Cash Manager, any Co-Trust Cash Manager each Transferor Beneficiary and the Receivables Trustee, only with the prior written consent of each person who is a Beneficiary at the time of such amendment and (ii) be amended in writing from time to time by (insofar as it relates to the provisions of the Receivables Trust) the Receivables Trustee at the direction jointly of each Transferor Beneficiary and with the prior written consent of each person who is a Beneficiary at the time of such amendment:

      (A) at any time, PROVIDED, HOWEVER, that each Rating Agency shall have notified each Transferor Beneficiary, the Trust Cash Manager, any Co-Trust Cash Manager and the Receivables Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any outstanding Associated Debt (and in relation to which it is a Rating Agency);

      (2) to provide for additional Enhancement or substitute Enhancement with respect to a Series (so long as the amount of such substitute Enhancement, unless otherwise provided in any related Supplement, is equal to the original Enhancement for such Series); and

      (3) to change the definition of Eligible Account or Eligible Receivable, PROVIDED, HOWEVER that any such change shall have no effect in relation to any Receivables which shall have been acquired by or held on trust for the Receivables Trustee before such change takes effect and PROVIDED, THAT such action shall not, in the reasonable belief of each Transferor Beneficiary, as evidenced by an Officer's Certificate, have a Material Adverse Effect on the interests of any Investor Beneficiary, PROVIDED, FURTHER, however that each Rating Agency shall have notified each Transferor Beneficiary, the Trust Cash Manager, any Co-Trust Cash Manager and the Receivables Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any outstanding Associated Debt (and in relation to which it is a Rating Agency).

(b) This Deed or any Supplement may also be amended in writing from time to time by the Trust Cash Manager, any Co-Trust Cash Manager, each Transferor Beneficiary and the Receivables Trustee, in each case with the prior written consent of all of the Beneficiaries, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Deed or any Supplement or modifying in any manner the rights of any Investor Beneficiary in any Applicable Series. The Receivables Trustee may, but shall not be obliged to, enter into any such amendment which affects the Receivables Trustee's rights, duties or immunities under this Deed or otherwise.

(c) Promptly after the execution of any such amendment (other than an amendment pursuant to paragraph (a)), the Receivables Trustee shall furnish notification of the substance of such amendment to each Applicable Series adversely affected and to each Rating Agency providing a rating for any Associated Debt outstanding in respect of such Applicable Series.

(d) Without prejudice to any of the foregoing requirements for consent the manner of obtaining such consents and of evidencing the authorisation of the execution thereof by any Investor Beneficiaries shall be as prescribed from time to time by the Receivables Trustee.

(e) Any Supplement executed and delivered pursuant to Clause 4.3, shall not be considered an amendment to this Deed for the purpose of Clause 12.3(a) and
      (b).

12.4  GOVERNING LAW AND JURISDICTION

(a)   GOVERNING LAW

      This Deed (and the Receivables Trust constituted hereby) shall be governed by, and construed in accordance with the laws of England without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder (including the immunities and standard of care of the Receivables Trustee in the administration of the Receivables Trust hereunder) shall be determined in accordance with such laws.

(b)   JURISDICTION

      (i) Each of the parties hereto irrevocably agrees for the benefit of each other party that the courts of England shall have exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed, and for such purposes, irrevocably submit to the exclusive jurisdiction of such courts.

      (ii) Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England referred to in Clause 12.4(b)(i) being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and agrees not to claim that any such court is not a convenient or appropriate forum.

      (iii) Each party (excluding the Receivables Trustee) hereto (if it is not incorporated in England) irrevocably appoints the person specified against its name on the execution pages hereof (or, in the case of a Successor Cash Manager the document appointing such successor Cash Manager, as the case may be) to accept service of any process on its behalf and further undertakes to the other parties hereto that it will at all times during the continuance of this Deed maintain the appointment of some person in England as its agent for the service of process and irrevocably agrees that service of any writ, notice or other document for the purposes of any suit, action or proceeding in the courts of England shall be duly served upon it if delivered or sent by registered post to the address of such appointee (or to such other address in England as that party may notify to the other parties hereto).

12.5  NOTICES

(a) Unless otherwise stated herein, each communication or notice to be made hereunder shall be made in accordance with the Master Framework Agreement.

(b) Any communication, notice or document to be made or delivered by any one person to another pursuant to this Deed shall (unless that other person has by fifteen days' written notice to the other parties hereto specified another address) be made or delivered to that other person at the address identified below and shall be deemed to have been made or delivered when despatched and confirmation of transmission received by the sending machine (in the case of any communication made by facsimile) or (in the case of any communication made by telex) when dispatched and the appropriate answerback or identification symbol has been received by the sender or (in the case of any communications made by letter) when left at that address or (as the case may be) ten days after being deposited in the post, postage prepaid, in an envelope addressed to it at that address PROVIDED, HOWEVER, that each facsimile or telex communication made by one party to another shall be made to that other person at the facsimile or telex number notified to such party by that other person from time to time;

      (i) in the case of any additional Transferor Beneficiary and Co-Trust Cash Manager to the address specified in the Accession Notice for such additional Transferor Beneficiary and Co-Trust Cash Manager;

      (ii) in the case of an Investor Beneficiary in respect of any Series, the address specified in the Supplement relating to such Series;

      (iii) in the case of the Enhancement Provider for a Series, the address, if any, specified in the Supplement relating to such Series; and

      (iv) in the case of the Rating Agency for Associated Debt in respect of a particular Investor Beneficiary, the address, if any, specified in the Supplement relating to such Investor Beneficiary.

12.6  SEVERABILITY OF PROVISIONS

      If any one or more of the covenants, agreements, provisions or terms of this Deed shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Deed and shall in no way affect the validity or enforceability of the other provisions of this Deed or of the rights of the Beneficiaries of the Receivables Trust.

12.7  ASSIGNMENT

      Notwithstanding anything to the contrary contained herein, except as provided in Clause 10.2, the rights and benefits of the Trust Cash Manager or any Co-Trust Cash Manager under this Deed may not be assigned by the Trust Cash Manager or relevant Co-Trust Cash Manager without the prior consent of Investor Beneficiaries representing in aggregate 66 2/3% of the Series Investor Interests of each Applicable Series.

12.8  FURTHER ASSURANCES

      RBS, RBS Advanta, any other Transferor Beneficiary, the Trust Cash Manager and any Co-Trust Cash Manager agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Receivables Trustee more fully to effect the purposes of this Deed.

12.9  NO WAIVER; CUMULATIVE REMEDIES

      No failure to exercise and no delay in exercising, on the part of the Receivables Trustee, any Enhancement Provider or the Investor Beneficiaries, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

12.10 COUNTERPARTS

      This Deed may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

12.11 THIRD PARTY BENEFICIARIES

(a) This Deed will inure to the benefit of and be binding upon the parties hereto, each additional Transferor Beneficiary, each additional Co-Trust Cash Manager, the Investor Beneficiaries and, to the extent provided in the related Supplement, to the Enhancement Provider named therein and their respective successors and permitted assigns as Beneficiaries of the Receivables Trust; and

(b) Except as otherwise provided in this Clause 12 and Clause 9.1 hereof, no other person will have any right or obligation hereunder.

12.12 ACTIONS BY BENEFICIARIES

      Any request, demand, authorisation, direction, notice, consent, waiver or other act by a Beneficiary shall bind each and every successor of such Beneficiary.

12.13 VOTING BY INVESTOR BENEFICIARIES

      Wherever provision is made in this Deed for voting by Investor Beneficiaries, each Investor Beneficiary (including any Investor Beneficiary who acts in such capacity in respect of more than one Series) shall be entitled to one vote in respect of each [GBP]1 of that Investor Beneficiary's Aggregate Investor Interest but shall not be obliged to exercise such votes (or any of them) or to cast all of the votes exercised the same way.

12.14 MERGER AND INTEGRATION

      Except as specifically stated otherwise herein, this Deed sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Deed. This Deed may not be modified, amended, waived or supplemented except as provided herein.

12.15 HEADINGS

      The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

IN WITNESS WHEREOF, the Receivables Trustee, RBS (in its capacities as Trust Cash Manager, Transferor and Transferor Beneficiary), RBS Advanta (in its capacities as Transferor and Transferor Beneficiary) and the Loan Note Issuer have caused this agreement to be amended and restated and duly executed and delivered by their duly authorised representatives as a deed in Jersey on the day and year first above written.

                                   SCHEDULE 1

                  FORM OF DEFAULTED ACCOUNTS INSTRUCTION NOTICE


To:   Receivables Trustee

From:

Date:


DEFAULTED ACCOUNTS INSTRUCTION NOTICE

Capitalised terms used in this Notice are defined in the Master Framework Agreement dated 27 March 2000 as amended and restated on 28 September 2000 between inter alios the Transferors, the Receivables Trustee and the Investor Beneficiary unless otherwise specified.

You will be notified by the Servicer from time to time that certain Designated Accounts have become Defaulted Accounts during the Monthly Period prior to such notice and the Transferors are willing to purchase these Defaulted Receivables.

We hereby instruct you to enter into agreements to assign or release from trust the Defaulted Receivables for such consideration as may be agreed with the Transferors, Provided that the consideration shall be payable in respect of Monthly Periods and shall be paid into the Trustee Collection Account on the Transfer Date relating to each relevant Monthly Period.

If it is not possible to enter into an agreement to assign or release from trust the Defaulted Receivables as specified above you shall notify us accordingly and request further instructions.


_____________________________

                                   SCHEDULE 2

                           TRUST CERTIFICATE REGISTER

--------------------------------------------------------------------------------------------------------------------------------
SERIES DESIGNATION:
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                              Name, address and description   Description of   Initial
                              of Beneficiary (also state       any Security   Amount of  Further
        Date of     Date of   beneficial holder if registered   over Trust      Trust    amount    Amount     Date of
  No.  Annotation Acquisition      in name of nominee)         Certificate   Certificate payable returnable Cancellation  Notes
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A
                       FORM OF RBS TRANSFEROR CERTIFICATE

TRANSFEROR CERTIFICATE


SOUTH GYLE RECEIVABLES TRUSTEE LIMITED

Incorporated in Jersey having its registered office at 22 Grenville Street, St. Helier, Jersey JE4 8PX

              THIS CERTIFICATE SHALL BE AUTHENTICATED AND RETAINED
                           OUTSIDE THE UNITED KINGDOM

                                RECEIVABLES TRUST

                             TRANSFEROR CERTIFICATE

Certificate of Title evidencing an undivided interest and other interests in the trust constituted by the Receivables Trust Deed and Trust Cash Management Agreement dated 27 March 2000 amended and restated on 28 September 2000, between South Gyle Receivables Trustee Limited, RBS Cards Securitisation Funding Limited, The Royal Bank of Scotland plc ("RBS") and RBS Advanta (the "RECEIVABLES TRUST DEED")

  NOT AN INTEREST IN OR OBLIGATION OF RBS, RBS ADVANTA OR ANY AFFILIATE THEREOF

This Certificate certifies that RBS is a Beneficiary of the Receivables Trust and as such is beneficially entitled to Trust Property in the amount and in the manner set out in the Receivables Trust Deed and Trust Cash Management Agreement as supplemented by any Accession Notice and any Supplement to the Receivables Trust Deed and Trust Cash Management Agreement executed from time to time in respect of any additional Series.

Terms defined in the Master Framework Agreement dated 27 March 2000 amended and restated on 28 September 2000 shall have the same meaning in this Transferor Certificate.

PLEASE NOTE THE FOLLOWING:

This Transferor Certificate is in registered form and evidences the beneficial entitlement of RBS in the Receivables Trust.

No transfer of this Transferor Certificate or Disposal of the aggregate beneficial entitlement of RBS in the Receivables Trust shall be permitted except in accordance with the Receivables Trust Deed and Trust Cash Management Agreement.

The entries in the Trust Certificate Register shall be conclusive in the absence of manifest error and the Trust Cash Manager and the Receivables Trustee shall be entitled to treat RBS (as the person in whose name this Transferor Certificate is registered) as the owner hereof and the person beneficially entitled to Trust Property as a consequence thereof to the extent of its share specified in the attached schedule:

Unless the Certificate of Authentication hereon has been executed by or on behalf of the Receivables Trustee by manual signature RBS shall not be registered in the Trust Certificate Register as holder of this Transferor Certificate.


IN WITNESS WHEREOF, RBS has executed this Transferor Certificate in Jersey as a deed.


Signed for and on behalf of        )
THE ROYAL BANK OF                  )
SCOTLAND PLC                       )
by its duly authorised attorney    )
       ....................................
in the presence of:                )


       Name:        .............................................

       Occupation:  .............................................

       Address:     .............................................


CERTIFICATE OF AUTHENTICATION

This is the Transferor Certificate referred to in the above mentioned Receivables Trust Deed and Trust Cash Management Agreement.

SOUTH GYLE RECEIVABLES TRUSTEE LIMITED

By:


      Name:

      Title:

Date:

                       SCHEDULE TO TRANSFEROR CERTIFICATE

--------------------------------------------------------------------------------
                       INITIAL AMOUNT
            DATE OF       OF TRUST     FURTHER AMOUNT    AMOUNT       DATE OF
   NO.    ACQUISITION   CERTIFICATE        PAYABLE     RETURNABLE  CANCELLATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                     - 76 -

                                    EXHIBIT B
                       FORM OF RBSA TRANSFEROR CERTIFICATE

                             TRANSFEROR CERTIFICATE

SOUTH GYLE RECEIVABLES TRUSTEE LIMITED

Incorporated in Jersey having its registered office at 22 Grenville Street, St. Helier, Jersey JE4 8PX

              THIS CERTIFICATE SHALL BE AUTHENTICATED AND RETAINED
                           OUTSIDE THE UNITED KINGDOM

                                RECEIVABLES TRUST

                             TRANSFEROR CERTIFICATE

Certificate of Title evidencing an undivided interest and other interests in the trust constituted by the Receivables Trust Deed and Trust Cash Management Agreement dated 27 March 2000 amended and restated on 28 September 2000 between South Gyle Receivables Trustee Limited, RBS Cards Securitisation Funding Limited, The Royal Bank of Scotland plc ("RBS") and RBS Advanta (the "RECEIVABLES TRUST DEED")

  NOT AN INTEREST IN OR OBLIGATION OF RBS, RBS ADVANTA OR ANY AFFILIATE THEREOF

This Certificate certifies that RBSA is a Beneficiary of the Receivables Trust and as such is beneficially entitled to Trust Property in the amount and in the manner set out in the Receivables Trust Deed and Trust Cash Management Agreement as supplemented by any Accession Notice and any Supplement to the Receivables Trust Deed and Trust Cash Management Agreement executed from time to time in respect of any additional Series.

Terms defined in the Master Framework Agreement dated 27 March 2000 amended and restated on 28 September 2000 shall have the same meaning in this Transferor Certificate.

PLEASE NOTE THE FOLLOWING:

This Transferor Certificate is in registered form and evidences the beneficial entitlement of RBSA in the Receivables Trust.

No transfer of this Transferor Certificate or Disposal of the aggregate beneficial entitlement of RBSA in the Receivables Trust shall be permitted except in accordance with the Receivables Trust Deed and Trust Cash Management Agreement.

The entries in the Trust Certificate Register shall be conclusive in the absence of manifest error and the Trust Cash Manager and the Receivables Trustee shall be entitled to treat RBS (as the person in whose name this Transferor Certificate is registered) as the owner hereof and the person beneficially entitled to Trust Property as a consequence thereof to the extent of its share specified in the attached schedule:

Unless the Certificate of Authentication hereon has been executed by or on behalf of the Receivables Trustee by manual signature RBSA shall not be registered in the Trust Certificate Register as holder of this Transferor Certificate.

IN WITNESS WHEREOF, RBSA has executed this Transferor Certificate in Jersey as a deed.


Signed for and on behalf of        )
RBS ADVANTA                        )
by its duly authorised attorney    )
       ....................................
in the presence of:                )


       Name:        .............................................

       Occupation:  .............................................

       Address:     .............................................


CERTIFICATE OF AUTHENTICATION

This is the Transferor Certificate referred to in the above mentioned Receivables Trust Deed and Trust Cash Management Agreement.

SOUTH GYLE RECEIVABLES TRUSTEE LIMITED

By:


       Name:

       Title:

Date:

                       SCHEDULE TO TRANSFEROR CERTIFICATE

--------------------------------------------------------------------------------
                       INITIAL AMOUNT
            DATE OF       OF TRUST     FURTHER AMOUNT    AMOUNT       DATE OF
   NO.    ACQUISITION   CERTIFICATE        PAYABLE     RETURNABLE  CANCELLATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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                                     - 79 -

                                    EXHIBIT C
                          FORM OF INVESTOR CERTIFICATE

SOUTH GYLE RECEIVABLES TRUSTEE LIMITED

Incorporated in Jersey having its registered office at 22 Grenville Street, St. Helier, Jersey JE4 8PX

              THIS CERTIFICATE SHALL BE AUTHENTICATED AND RETAINED
                           OUTSIDE THE UNITED KINGDOM

                                RECEIVABLES TRUST

                              INVESTOR CERTIFICATE

Certificate of Title evidencing an undivided interest and other interests in the trust constituted by the Receivables Trust Deed and Trust Cash Management Agreement dated 27 March 2000 amended and restated on 28 September 2000, between South Gyle Receivables Trustee Limited, RBS Cards Securitisation Funding Limited, The Royal Bank of Scotland plc ("RBS") and RBS Advanta (the "RECEIVABLES TRUST DEED")

  NOT AN INTEREST IN OR OBLIGATION OF RBS, RBS ADVANTA OR ANY AFFILIATE THEREOF

This Certificate certifies that RBS Cards Securitisation Funding Limited (the "LOAN NOTE ISSUER") is a Beneficiary of the Receivables Trust and as such is beneficially entitled to Trust Property in the amount and in the manner set out in the Receivables Trust Deed and Trust Cash Management Agreement as supplemented by any Accession Notice and any Supplement to the Receivables Trust Deed and Trust Cash Management Agreement executed from time to time in respect of any additional Series.

Terms defined in the Master Framework Agreement dated 27 March 2000 amended and restated on 28 September 2000 shall have the same meaning in this Transferor Certificate.

PLEASE NOTE THE FOLLOWING:

This Investor Certificate is in registered form and evidences the beneficial entitlement of the Loan Note Issuer in the Receivables Trust.

No transfer of this Investor Certificate or Disposal of the aggregate beneficial entitlement of the Loan Note Issuer in the Receivables Trust shall be permitted except in accordance with the Receivables Trust Deed and Trust Cash Management Agreement.

The entries in the Trust Certificate Register shall be conclusive in the absence of manifest error and the Trust Cash Manager and the Receivables Trustee shall be entitled to treat the Loan Note Issuer (as the person in whose name this Investor Certificate is registered) as the owner hereof and the person beneficially entitled to Trust Property as a consequence thereof to the extent of its share specified below provided that should this certificate be assigned for security purposes the Loan Note Issuer shall continue, prior to an event of default under the Security Trust Deed and the relevant supplements thereto, to be considered the person beneficially entitled to Trust Property as a consequence thereof regardless of the person registered as registered holder:

The pro rata share of the Loan Note Issuer is as noted on the attached schedule.

Unless the Certificate of Authentication hereon has been executed by or on behalf of the Receivables Trustee by manual signature, the Loan Note Issuer shall not be registered in the Trust Certificate Register as holder of this Investor Certificate.

IN WITNESS WHEREOF, the Loan Note Issuer has executed this Investor Certificate in Jersey as a deed.


Signed for and on behalf of        )
RBS CARDS SECURITISATION           )
FUNDING LIMITED                    )
by its duly authorised attorney    )
       ....................................
in the presence of:                )


       Name:        .............................................

       Occupation:  .............................................

       Address:     .............................................


CERTIFICATE OF AUTHENTICATION

This is the Investor Certificate referred to in the above mentioned Receivables Trust Deed and Trust Cash Management Agreement.

SOUTH GYLE RECEIVABLES TRUSTEE LIMITED

By:

       Name:

       Title:

Date:

                        SCHEDULE TO INVESTOR CERTIFICATE

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                       INITIAL AMOUNT
            DATE OF       OF TRUST     FURTHER AMOUNT    AMOUNT       DATE OF
   NO.    ACQUISITION   CERTIFICATE        PAYABLE     RETURNABLE  CANCELLATION
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                                     - 82 -

                                    EXHIBIT D
                   FORM OF MONTHLY TRUST CASH MANAGER'S REPORT


                       ----------------------------------

                                RECEIVABLES TRUST

                       ----------------------------------



1. Capitalised terms used in this Report have their respective meanings set forth in the Master Definitions Schedule PROVIDED, HOWEVER, that the "PRECEDING MONTHLY PERIOD" shall mean the Monthly Period immediately preceding the calendar month in which this Certificate is delivered. This Report is delivered pursuant to Clause 9.5(b) of the Receivables Trust Deed and Trust Cash Management Agreement. References herein to certain Clauses are references to the respective Clauses of the Receivables Trust Deed and Trust Cash Management Agreement.

2. The Royal Bank of Scotland plc is Trust Cash Manager under the Receivables Trust Deed and Trust Cash Management Agreement.

3.   The undersigned is an Authorised Officer.

4. The date of this Report is a date on or before a Transfer Date under the Receivables Trust Deed and Trust Cash Management Agreement.

5.   The aggregate amount of                     [GBP]_________________
     Collections processed during the
     preceding Monthly Period in
     respect of Designated Accounts
     was equal to (excluding Acquired
     Interchange)

6.   The Aggregate Investor Percentage           [GBP]_________________
     of Receivables processed during
     the preceding Monthly Period in
     respect of Designated Accounts
     was equal to

7.   The amount in paragraph 6 above             [GBP]_________________
     in respect of Principal
     Receivables which are Eligible
     Receivables

8.   The amount in paragraph 6 above             [GBP]_________________
     in respect of Finance Charge
     Receivables

9.   The Aggregate Investor Percentage           [GBP]_________________
     of Principal Collections
     processed by the

     Trust Cash Manager/Co-Trust Cash
     Manager during the preceding
     Monthly Period was equal to

10.  The Aggregate Investor Percentage           [GBP]_________________
     of Finance Charge Collections
     processed by the Trust Cash
     Manager/Co-Trust Cash Manager
     during the preceding Monthly
     Period was equal to (excluding
     Annual Fees and Acquired
     Interchange)

11.  The aggregate amount of                     [GBP]_________________
     Receivables processed by the
     Trust Cash Manager/Co-Trust Cash
     Manager as of the end of the last
     day of the preceding Monthly
     Period was equal to

12.  Of the balance recorded in the              [GBP]_________________
     Finance Charge Collections
     Ledger, the amount attributable
     to the Aggregate Investor
     Percentage of Finance Charge
     Collections processed by the
     Trust Cash Manager/Co-Trust Cash
     Manager during the preceding
     Monthly Period was equal to

13.  Of the balance recorded in the              [GBP]_________________
     Principal Collections Ledger, the
     amount attributable to the
     Aggregate Investor Percentage of
     Principal Collections processed
     by the Trust Cash
     Manager/Co-Trust Cash Manager
     during the preceding Monthly
     Period was equal to

14.  Of the balance recorded in the              [GBP]_________________
     Principal Collections Ledger the
     aggregate amount distributed as
     Investor Cash Available for
     Acquisition for each Applicable
     Series during the preceding
     Monthly Period was equal to

15.  The aggregate amount, if any, of            [GBP]_________________
     withdrawals, drawings or payments
     under any Enhancement, if any,
     required to be made with respect
     to any Applicable Series for the
     preceding Monthly Period

16.  The aggregate amount of the                 [GBP]_________________
     Acquired Interchange to be
     recorded in the Finance Charge
     Collections Ledger on the
     Transfer Date of the current
     month was equal to

17.  The aggregate amount of all sums            [GBP]_________________
     to be distributed to the Investor
     Beneficiaries of each Applicable
     Series on the succeeding
     Distribution Date to be utilised
     to meet their obligations to pay
     principal with regard to Related
     Debt was equal to

18.  The aggregate amount of all sums            [GBP]_________________
     to be distributed to the Investor
     Beneficiaries of each Applicable
     Series on the succeeding
     Distribution Date to be utilised
     to meet their obligations to pay
     interest with regard to Related
     Debt was equal to

19. To the knowledge of the undersigned, there are no Encumbrances on any Receivables in the Receivables Trust except as described below:


IN WITNESS WHEREOF, the undersigned has duly executed this certificate this _____ day of __________________________, __________.


THE ROYAL BANK OF SCOTLAND PLC

Trust Cash Manager


By:  ...................................
     Name:
     Title:

                                    EXHIBIT E
                 FORM OF ANNUAL TRUST CASH MANAGER'S CERTIFICATE
                         THE ROYAL BANK OF SCOTLAND PLC

                       ----------------------------------

                                RECEIVABLES TRUST

                       ----------------------------------

The undersigned, a duly authorised representative of The Royal Bank of Scotland plc, ("RBS"), as Trust Cash Manager pursuant to the Receivables Trust Deed and Trust Cash Management Agreement (dated 27 March 2000 and amended and restated on 28 September 2000) (the "RECEIVABLES TRUST DEED AND TRUST CASH MANAGEMENT AGREEMENT") by and between South Gyle Receivables Trustee Limited as trustee (the "RECEIVABLES TRUSTEE"), RBS and RBS Advanta, does hereby certify that:

RBS is Trust Cash Manager under the Receivables Trust Deed and Trust Cash Management Agreement.

The undersigned is duly authorised to execute and deliver this Certificate to the Receivables Trustee.

This Certificate is delivered pursuant to Clause 9.6 of the Receivables Trust Deed and Trust Cash Management Agreement.

A review of the activities of the Trust Cash Manager during the period from the Initial Closing Date until the twelve-month period ended _____ was conducted under the supervision of the undersigned.

Based on such review, the Trust Cash Manager has, to the best of the knowledge of the undersigned, fully performed all its obligations under the Receivables Trust Deed and Trust Cash Management Agreement throughout such period and no default in the performance of such obligations has occurred or is continuing except as set out in [paragraph 6] below.

The following is a description of each default in the performance of the Trust Cash Manager's obligations under the provisions of the Receivables Trust Deed and Trust Cash Management Agreement, including any Supplement, known to the undersigned to have been made during such period which sets out in detail (i) the nature of each such default, (ii) the action taken by the Trust Cash Manager, if any, to remedy each such default and (iii) the current status of each such default:


IN WITNESS WHEREOF, the undersigned has duly executed this certificate this _____ day of ______________________________, __________.


......................................

Name:
Title:

                                                              Schedule to Annual
                                             Trust Cash Manager's Certificate/1/

                         THE ROYAL BANK OF SCOTLAND PLC

                              AS TRUST CASH MANAGER

                       ----------------------------------


                                RECEIVABLES TRUST

                       ----------------------------------


/1/A separate schedule is to be attached for each Series, with appropriate changes and additions to reflect the specifics of the relates Series Supplement.

RECEIVABLES TRUSTEE

Executed as a deed by                             )
SOUTH GYLE RECEIVABLES TRUSTEE LIMITED            ) JULIA CHAPMAN
by one of its directors in the presence of        )
                                  A J R SYVRET

PROCESS AGENT
Clifford Chance Secretaries Limited
200 Aldersgate Street
London EC1A 4JJ

TRANSFEROR BENEFICIARY, TRANSFEROR
AND TRUST CASH MANAGER

Signed for and on behalf of                       )
THE ROYAL BANK OF SCOTLAND PLC                    ) LUCINDA CLAYTON
by its duly authorised attorney                   )
in the presence of:                               )
                                  A J R SYVRET

TRANSFEROR BENEFICIARY AND TRANSFEROR

Signed for and on behalf of                       )
RBS ADVANTA                                       ) LUCINDA CLAYTON
by its duly authorised attorney                   )
in the presence of:               A J R SYVRET    )

LOAN NOTE ISSUER AND INVESTOR BENEFICIARY

Executed as a deed by                             )
RBS CARDS SECURITISATION FUNDING LIMITED          ) JULIA CHAPMAN
by one of its directors                           )
in the presence of:               A J R SYVRET    )
                                                                   PROCESS AGENT
                                             Clifford Chance Secretaries Limited
                                                           200 Aldersgate Street
                                                                 London EC1A 4JJ